EXHIBIT 4.3

                                FORM OF INDENTURE


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                          PSE&G TRANSITION FUNDING LLC,

                                     Issuer


                                       and

                              THE BANK OF NEW YORK,

                                     Trustee

                              ---------------------

                                    INDENTURE

                          Dated as of [January] , 2001

                              ---------------------

                            Securing Transition Bonds

                               Issuable in Series

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                                TABLE OF CONTENTS

                                    ARTICLE I

                   Definitions and Incorporation by Reference

SECTION 1.01      Definitions..................................................2
SECTION 1.02      Incorporation by Reference of the Trust Indenture Act........2
SECTION 1.03      Rules of Construction........................................3

                                   ARTICLE II

                              The Transition Bonds

SECTION 2.01      Form.........................................................3
SECTION 2.02      Execution, Authentication and Delivery.......................4
SECTION 2.03      Denominations; Transition Bonds Issuable in Series...........4
SECTION 2.04      Temporary Transition Bonds...................................5
SECTION 2.05      Registration; Registration of Transfer and Exchange..........6
SECTION 2.06      Mutilated, Destroyed, Lost or Stolen Transition Bonds........7
SECTION 2.07      Persons Deemed Owner.........................................8
SECTION 2.08      Payment of Principal and Interest; Interest on Overdue
                    Principal; Principal and Interest Rights Preserved.........8
SECTION 2.09      Cancellation................................................10
SECTION 2.10      Amount; Authentication and Delivery of Transition Bonds.....10
SECTION 2.11      Book-Entry Transition Bonds.................................15
SECTION 2.12      Notices to Clearing Agency..................................16
SECTION 2.13      Definitive Transition Bonds.................................16

                                   ARTICLE III

                                    Covenants

SECTION 3.01      Payment of Principal and Interest...........................17
SECTION 3.02      Maintenance of Office or Agency.............................18
SECTION 3.03      Money for Payments To Be Held in Trust......................18
SECTION 3.04      Existence...................................................20
SECTION 3.05      Protection of Collateral....................................20
SECTION 3.06      Opinions as to Collateral...................................20
SECTION 3.07      Performance of Obligations..................................21
SECTION 3.08      Negative Covenants..........................................21
SECTION 3.09      Annual Statement as to Compliance...........................22


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SECTION 3.10      Issuer May Consolidate, etc., Only on Certain Terms.........22
SECTION 3.11      Successor or Transferee.....................................23
SECTION 3.12      No Other Business...........................................24
SECTION 3.13      No Borrowing................................................24
SECTION 3.14      Guarantees, Loans, Advances and Other Liabilities...........24
SECTION 3.15      Capital Expenditures........................................24
SECTION 3.16      Restricted Payments.........................................24
SECTION 3.17      Notice of Events of Default.................................25
SECTION 3.18      Inspection..................................................25
SECTION 3.19      Adjusted Overcollateralization Balance Schedules............25
SECTION 3.20      Sale Agreement, Servicing Agreement and Swap Agreement
                    Covenants.................................................25
SECTION 3.21      Taxes.......................................................29

                                   ARTICLE IV

                     Satisfaction and Discharge; Defeasance

SECTION 4.01      Satisfaction and Discharge of Indenture; Defeasance.........29
SECTION 4.02      Conditions to Defeasance....................................31
SECTION 4.03      Application of Trust Money..................................32
SECTION 4.04      Repayment of Moneys Held by Paying Agent....................32

                                    ARTICLE V

                                    Remedies

SECTION 5.01      Events of Default...........................................33
SECTION 5.02      Acceleration of Maturity; Rescission and Annulment..........34
SECTION 5.03      Collection of Indebtedness and Suits for Enforcement
                    by Trustee................................................35
SECTION 5.04      Remedies....................................................37
SECTION 5.05      Optional Preservation of the Collateral.....................38
SECTION 5.06      Limitation of Proceedings...................................38
SECTION 5.07      Unconditional Rights of Transition Bondholders To
                    Receive Principal and Interest............................39
SECTION 5.08      Restoration of Rights and Remedies..........................39
SECTION 5.09      Rights and Remedies Cumulative..............................40
SECTION 5.10      Delay or Omission Not a Waiver..............................40
SECTION 5.11      Control by Transition Bondholders...........................40
SECTION 5.12      Waiver of Past Defaults.....................................41
SECTION 5.13      Undertaking for Costs.......................................41
SECTION 5.14      Waiver of Stay or Extension Laws............................42
SECTION 5.15      Action on Transition Bonds..................................42


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                                   ARTICLE VI

                                   The Trustee

SECTION 6.01      Duties and Liabilities of Trustee...........................42
SECTION 6.02      Rights of Trustee...........................................43
SECTION 6.03      Individual Rights of Trustee................................44
SECTION 6.04      Trustee's Disclaimer........................................44
SECTION 6.05      Notice of Defaults..........................................45
SECTION 6.06      Reports by Trustee to Holders...............................45
SECTION 6.07      Compensation and Indemnity..................................46
SECTION 6.08      Replacement of Trustee......................................46
SECTION 6.09      Successor Trustee by Merger.................................47
SECTION 6.10      Appointment of Co-Trustee or Separate Trustee...............48
SECTION 6.11      Eligibility; Disqualification...............................49
SECTION 6.12      Preferential Collection of Claims Against Issuer............49
SECTION 6.13      Representations and Warranties of the Trustee...............49

                                   ARTICLE VII

                    Transition Bondholders' Lists and Reports

SECTION 7.01      Issuer To Furnish Trustee Names and Addresses of
                    Transition Bondholders....................................50
SECTION 7.02      Preservation of Information; Communications to
                    Transition Bondholders....................................50
SECTION 7.03      Reports by Issuer...........................................50
SECTION 7.04      Reports by Trustee..........................................51
SECTION 7.05      Provision of Servicer Reports...............................51

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

SECTION 8.01      Collection of Money.........................................52
SECTION 8.02      Collection Account..........................................52
SECTION 8.03      Release of Collateral.......................................58
SECTION 8.04      Issuer Opinion of Counsel...................................58
SECTION 8.05      Reports by Independent Accountants..........................58


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                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01      Supplemental Indentures Without Consent of Transition
                    Bondholders...............................................59
SECTION 9.02      Supplemental Indentures with Consent of Transition
                    Bondholders...............................................61
SECTION 9.03      Execution of Supplemental Indentures........................62
SECTION 9.04      Effect of Supplemental Indenture............................63
SECTION 9.05      Conformity with Trust Indenture Act.........................63
SECTION 9.06      Reference in Transition Bonds to Supplemental Indentures....63

                                    ARTICLE X

                         Redemption of Transition Bonds

SECTION 10.01     Optional Redemption by Issuer...............................63
SECTION 10.02     Mandatory Redemption by Issuer..............................64
SECTION 10.03     Form of Redemption Notice...................................64
SECTION 10.04     Payment of Redemption Price.................................65

                                   ARTICLE XI

                                  Miscellaneous

SECTION 11.01     Compliance Certificates and Opinions, etc...................65
SECTION 11.02     Form of Documents Delivered to Trustee......................66
SECTION 11.03     Acts of Transition Bondholders..............................67
SECTION 11.04     Notices, etc., to Trustee, Issuer and Rating Agencies.......67
SECTION 11.05     Notices to Transition Bondholders; Waiver...................68
SECTION 11.06     Notices to Luxembourg Stock Exchange........................69
SECTION 11.07     Alternate Payment and Notice Provisions.....................69
SECTION 11.08     Conflict with Trust Indenture Act...........................69
SECTION 11.09     Effect of Headings and Table of Contents....................70
SECTION 11.10     Successors and Assigns......................................70
SECTION 11.11     Severability................................................70
SECTION 11.12     Benefits of Indenture.......................................70
SECTION 11.13     Legal Holidays..............................................70
SECTION 11.14     Governing Law...............................................70
SECTION 11.15     Counterparts................................................70
SECTION 11.16     Issuer Obligation...........................................70
SECTION 11.17     No Petition.................................................71


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APPENDIX A    MASTER DEFINITIONS
EXHIBIT A     FORM OF TRANSITION BOND TRANSFER
EXHIBIT B     FORM OF SERIES SUPPLEMENT
SCHEDULE I    SCHEDULED OVERCOLLATERALIZATION LEVELS


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      INDENTURE, dated as of [January] , 2001, by and between PSE&G TRANSITION
FUNDING LLC, a Delaware limited liability company, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

      The Issuer has duly authorized the execution and delivery of this Indenture to provide for one or more Series of Transition Bonds, issuable as provided in this Indenture. Each such Series of Transition Bonds will be issued only under a separate Series Supplement to this Indenture duly executed and delivered by the Issuer and the Trustee. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, each for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and each intending to be legally bound hereby.

                                 GRANTING CLAUSE

      The Issuer hereby Grants to the Trustee as trustee for the benefit of the Holders of the Transition Bonds from time to time issued and outstanding, all of the Issuer's right, title and interest whether now owned or hereafter acquired, in, to and under: (a) all Bondable Transition Property, including, without limitation, the Bondable Transition Property transferred by the Seller to the Issuer from time to time pursuant to the Sale Agreement and all proceeds thereof; (b) the Sale Agreement; (c) all Bills of Sale delivered by the Seller pursuant to the Sale Agreement; (d) the Servicing Agreement; (e) the Administration Agreement; (f) any Interest Rate Swap Agreement; (g) the Collection Account and all sub-accounts thereof (including, without limitation, the General Subaccount, each Series Overcollateralization Subaccount, each Series Capital Subaccount, the Reserve Subaccount, each Series Subaccount, any Class Subaccount and any Defeasance Subaccount, but excluding the Capital Reserve Subaccount) and all cash, securities, instruments, investment property or other assets deposited in or credited to the Collection Account or any subaccount thereof (other than the Capital Reserve Subaccount) from time to time or purchased with funds therefrom; (h) all investment property and all other property of whatever kind owned from time to time by the Issuer other than: (w) any cash released to any Swap Counterparty by the Trustee from the related Class Subaccount pursuant to Section 8.02(f), (x) any cash released to the Issuer by the Trustee from any Series Capital Subaccount pursuant to Section 8.02(g)(x),
(y) any payment received by the Issuer pursuant to any Hedge Agreement and (z) the proceeds from the sale of the Transition Bonds used to pay (1) the costs of issuance of the Transition Bonds and the Upfront Transaction Costs and Capital Reduction Costs (as those terms are defined in the Financing Order), (2) any amount paid by the Issuer under any Hedge Agreement and (3) the purchase price of the Bondable Transition Property paid pursuant to the Sale Agreement; (i) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing; and (j) all payments on or under and all proceeds of every kind and nature whatsoever in respect ofany or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

      Such Grants are made to the Trustee to have and to hold in trust to secure the payment of principal of, and interest on, and any other amounts (including all fees, expenses, counsel fees and other amounts due and owing to the Trustee and, if and to the extent provided in any Series Supplement, any amounts due and owing to any Swap Counterparty) owing in respect of, the Transition Bonds equally and ratably without prejudice, preference, priority or distinction, except as expressly provided in this Indenture and to secure performance by the Issuer of all of the Issuer's obligations under this Indenture with respect to the Transition Bonds, all as provided in this Indenture.

      The Trustee, as trustee on behalf of the Holders of the Transition Bonds, acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform its duties herein required.


                                    ARTICLE I

                   Definitions and Incorporation by Reference

      SECTION 1.01 Definitions. Capitalized terms used but not otherwise defined in this Indenture have the respective meanings set forth in Appendix A hereto unless the context otherwise requires.

      SECTION 1.02 Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. Each of the following TIA terms used in this Indenture has the following meaning:

      "Commission" means the Securities and Exchange Commission.

      "indenture securities" means the Transition Bonds.

      "indenture to be qualified" means this Indenture.

      "indenture trustee" or "institutional trustee" means the Trustee.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.


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      SECTION 1.03 Rules of Construction.

      (a) An accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

      (b) "including" means including without limitation;

      (c) with respect to terms defined in Appendix A hereto, words in the singular include the plural and words in the plural include the singular;

      (d) unless otherwise specified, references herein to Sections or Articles are to Sections or Articles of this Indenture; and

      (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE II

                              The Transition Bonds

      SECTION 2.01 Form. (a) The Transition Bonds and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A to the related Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by the related Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Managers of the Issuer executing such Transition Bonds, as evidenced by their execution of such Transition Bonds. Any portion of the text of any Transition Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Transition Bond. Each Transition Bond shall be dated the date of its authentication.

      (b) The Transition Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Managers of the Issuer executing such Transition Bonds, as evidenced by their execution of such Transition Bonds.

      (c) Each Transition Bond shall bear upon its face the designation so selected for the Series and Class, if any, to which it belongs. The terms of all Transition Bonds of the same Series shall be the same, unless such Series is comprised of one or more Classes, in which case the terms of all Transition Bonds of the same Class shall be the same.


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      (d) Each Transition Bond shall state that the Competition Act provides that the State of New Jersey pledges and agrees with the holders of the Transition Bonds that "the State will not limit, alter or impair any bondable transition property or other rights vested in an electric public utility or an assignee or pledgee thereof or a financing entity or vested in the holders of any transition bonds pursuant to a bondable stranded costs rate order until such transition bonds, together with the interest and acquisition or redemption premium, if any, thereon, are fully paid and discharged or until such agreements are fully performed on the part of the electric public utility, any assignee or pledgee thereof or the financing entity or in any way limit, alter, impair or reduce the value or amount of the bondable transition property approved by a bondable stranded costs rate order".

      SECTION 2.02 Execution, Authentication and Delivery. (a) The Transition Bonds shall be executed on behalf of the Issuer by a Manager. The signature of any such Manager on the Transition Bonds may be manual or facsimile.

      (b) Transition Bonds bearing the manual or facsimile signature of individuals who were at any time Managers shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Transition Bonds.

      (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Transition Bonds executed on behalf of the Issuer to the Trustee pursuant to an Issuer Order for authentication; and the Trustee shall authenticate and deliver such Transition Bond as in this Indenture provided and not otherwise.

      (d) No Transition Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Transition Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Transition Bond shall be conclusive evidence, and the only evidence, that such Transition Bond has been duly authenticated and delivered hereunder.

      (e) To the extent any of the Transition Bonds are listed on the Luxembourg Stock Exchange and the rules and regulations of such exchange so require, a transfer or other agent appointed pursuant to Section 3.02(b) shall be authorized on behalf of the Trustee to execute and deliver such certificate of authentication.

      SECTION 2.03 Denominations; Transition Bonds Issuable in Series. (a) The Transition Bonds of each Series shall be issuable as registered Transition Bonds in the Authorized Denominations specified in the Series Supplement therefor.

      (b) The Transition Bonds may, at the election of and as authorized by a Manager and set forth in a Series Supplement, be issued in one or more Series (each of which


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may be comprised of one or more Classes), and shall be designated generally as the "Transition Bonds" of the Issuer, with such further particular designations added or incorporated in such title for the Transition Bonds of any particular Series or Class as a Manager of the Issuer may determine and be set forth in the Series Supplement therefor.

      (c) Each Series of Transition Bonds shall be created by a Series Supplement authorized by a Manager and establishing the terms and provisions of such Series and, if applicable, any Classes thereof. The several Series and any Classes thereof may differ as between Series and Classes, in respect of any of the following matters:

            (i) designation of the Series and each Class thereof;

            (ii) the aggregate initial principal amount of the Transition Bonds of the Series and each Class thereof;

            (iii) the Interest Rate of the Series and each Class thereof or the formula, if any, used to calculate the applicable Interest Rate or Interest Rates for the Series and each Class thereof;

            (iv) the Payment Dates of the Series and each Class thereof;

            (v) the Expected Final Payment Date of the Series and each Class thereof;

            (vi) the Final Maturity Date of the Series and each Class thereof;

            (vii) the Series Issuance Date of the Series;

            (viii) the place or places for payments with respect to the Series and each Class thereof;

            (ix) the Authorized Denominations for the Series and each Class thereof;

            (x) the provisions, if any, for redemption by the Issuer of the Series and each Class thereof;

            (xi) the Expected Amortization Schedule for the Series and each Class thereof;

            (xii) the Overcollateralization Amount with respect to the Series;

            (xiii) the Required Capital Amount with respect to the Series;


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            (xiv) the Calculation Dates and Adjustment Dates for the Series;

            (xv) the credit enhancement, if any, applicable to the Series and each Class thereof; and

            (xvi) any other terms of the Series or each Class that are not inconsistent with the provisions of this Indenture.

      SECTION 2.04 Temporary Transition Bonds. (a) Pending the preparation of definitive Transition Bonds pursuant to Section 2.13 or, in the case of Transition Bonds held in a book-entry only system by a Clearing Agency, a Manager on behalf of the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Transition Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Transition Bonds in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the Manager executing such Transition Bonds may determine, as evidenced by their execution of such Transition Bonds.

      (b) If temporary Transition Bonds are issued, the Issuer will cause definitive Transition Bonds to be prepared without unreasonable delay except where temporary Transition Bonds are held by a Clearing Agency. After the preparation of definitive Transition Bonds, the temporary Transition Bonds shall be exchangeable for definitive Transition Bonds upon surrender of the temporary Transition Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to any Holder. Upon surrender for cancellation of any one or more temporary Transition Bonds, a Manager on behalf of the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Series (and if applicable, Class) and aggregate initial principal amount of definitive Transition Bonds in Authorized Denominations. Until so exchanged, the temporary Transition Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Transition Bonds.

      SECTION 2.05 Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the "Transition Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Transition Bonds and the registration of transfers of Transition Bonds. The Trustee shall be the registrar (the Trustee or any successor thereof in such capacity, the "Transition Bond Registrar") for the purpose of registering Transition Bonds and transfers of Transition Bonds as herein provided. Upon any resignation of any Transition Bond Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transition Bond Registrar.

      (b) If a Person other than the Trustee is appointed by the Issuer as Transition Bond Registrar, the Issuer shall give the Trustee and any transfer, paying or listing agent of the Issuer appointed pursuant to Section 3.02(b) prompt written notice of the appointment of such Transition


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

Bond Registrar and of the location, and any change in the location, of the Transition Bond Register; the Trustee and any such agent shall have the right to inspect the Transition Bond Register at all reasonable times and to obtain copies thereof; and the Trustee and any such agent shall have the right to rely upon a certificate executed on behalf of the Transition Bond Registrar by a duly authorized officer thereof as to the names and addresses of the Holders of the Transition Bonds and the original and Outstanding principal amounts and number of such Transition Bonds (separately stated by Series and, if applicable, Class).

      (c) Upon surrender for registration of transfer of any Transition Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, a Manager on behalf of the Issuer shall execute, and the Trustee shall authenticate and the Transition Bondholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Transition Bonds in any Authorized Denominations, of a like Series (and, if applicable, Class) and aggregate initial principal amount.

      (d) At the option of the Holder, Transition Bonds may be exchanged for other Transition Bonds of a like Series (and, if applicable, Class) and aggregate initial principal amount in Authorized Denominations, upon surrender of the Transition Bonds to be exchanged at such office or agency as provided in
Section 3.02. Whenever any Transition Bonds are so surrendered for exchange, a Manager on behalf of the Issuer shall execute, and the Trustee shall authenticate and the Transition Bondholder shall obtain from the Trustee, the Transition Bonds which the Transition Bondholder making the exchange is entitled to receive.

      (e) All Transition Bonds issued upon any registration of transfer or exchange of Transition Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Transition Bonds surrendered upon such registration of transfer or exchange.

      (f) Every Transition Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form set forth in Exhibit A hereto or such other form as is satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution in the form set forth in such Transition Bond.

      (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Transition Bonds (except as may be required by the rules and regulations of the Luxembourg Stock Exchange with respect to any Transition Bonds listed thereon), but, other than in respect of exchanges pursuant to Sections 2.04 or 9.06 not involving any transfer, the Issuer may require payment by such Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Transition Bonds, including the fees and expenses of the Trustee.


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      (h) The preceding provisions of this Section 2.05 notwithstanding, except to the extent otherwise required by the rules and regulations of the Luxembourg Stock Exchange with respect to any Transition Bonds listed thereon, the Issuer shall not be required to make, and the Transition Bond Registrar need not register, transfers or exchanges of Transition Bonds selected for redemption or transfers or exchanges of any Transition Bond for a period of fifteen (15) days preceding the date on which final payment of principal is to be made with respect to such Transition Bond.

      SECTION 2.06 Mutilated, Destroyed, Lost or Stolen Transition Bonds. (a)
If (i) any mutilated Transition Bond is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Transition Bond, and (ii) there is delivered to the Trustee such security orindemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Transition Bond Registrar or the Trustee that such Transition Bond has been acquired by a protected purchaser, a Manager on behalf of the Issuer shall execute, and upon a Manager's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Transition Bond, a replacement Transition Bond of like Series (and, if applicable, Class), tenor and initial principal amount in Authorized Denominations, bearing a number not contemporaneously outstanding; provided, however, that if any such destroyed, lost or stolen Transition Bond, but not a mutilated Transition Bond, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Transition Bond, the Issuer may pay such destroyed, lost or stolen Transition Bond when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Transition Bond or payment of a destroyed, lost or stolen Transition Bond pursuant to the proviso to the preceding sentence, a protected purchaser of the original Transition Bond in lieu of which such replacement Transition Bond was issued presents for payment such original Transition Bond, the Issuer and the Trustee shall be entitled to recover such replacement Transition Bond (or such payment) from the Person to whom it was delivered or any Person taking such replacement Transition Bond from such Person to whom such replacement Transition Bond was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

      (b) Every replacement Transition Bond issued pursuant to this Section 2.06 in replacement of any mutilated, destroyed, lost or stolen Transition Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Transition Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Transition Bonds duly issued hereunder.

      (c) The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Transition Bonds.


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

      SECTION 2.07 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Transition Bond is registered (as of the day of determination) as the owner of such Transition Bond for the purpose of receiving payments of principal of and interest on such Transition Bond and for all other purposes whatsoever, whether or not such Transition Bond be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

      SECTION 2.08 Payment of Principal and Interest; Interest on Overdue Principal; Principal and Interest Rights Preserved. (a) The Transition Bonds shall accrue interest as provided in the form of Transition Bond attached to the Series Supplement for such Transition Bonds, at the applicable Interest Rate specified therein, and such interest shall be payable on each Payment Date as specified therein. Any instalment of interest or principal payable on any Transition Bond which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Transition Bond (or one or more Predecessor Transition Bonds) is registered on the Record Date for such Payment Date, in the manner specified in the related Series Supplement, and if not specified therein, either (i) by check mailed first-class, postage prepaid to such Person's address as it appears on the Transition Bond Register on such Record Date or (ii) with respect to Transition Bonds registered on a Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final instalment of principal payable with respect to such Transition Bond on a Payment Date, which shall be payable as provided in clause (b) below. The funds represented by any such checks or other amounts returned undelivered shall be held in accordance with Section 3.03.

      (b) The principal of each Transition Bond of each Series (and, if applicable, Class) shall be payable in instalments on each Payment Date specified in the Expected Amortization Schedule included in the form of Transition Bond attached to the Series Supplement for such Transition Bonds, but only to the extent that moneys are available for such payment pursuant to
Section 8.02; provided that instalments of principal not paid when scheduled to be paid shall be paid upon receipt of moneys available for such purpose, in the order set forth in the applicable Expected Amortization Schedule. Failure to pay in accordance with such Expected Amortization Schedule because moneys are not so available pursuant to Section 8.02 to make such payments shall not constitute a Default or Event of Default under this Indenture. Notwithstanding the foregoing, the entire Outstanding principal amount of the Transition Bonds of any Series or Class shall be due and payable, if not previously paid, either: (i) on the Final Maturity Date therefor, (ii) on the date on which the Transition Bonds of all Series have been declared immediately due and payable in accordance with Section
5.02 or (iii) on the Redemption Date, if any, therefor. The Trustee shall notify the Person in whose name a Transition Bond is registered, and any other Person required under the relevant Series Supplement, at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final instalment of principal of and interest on such Transition Bond will be paid. Such notice shall be mailed no later than ten (10) days prior to such final Payment Date and shall specify that such final instalment of principal will be payable only upon presentation and surrender of such Transition Bond and shall specify the place where such Transition Bond may be presented and surrendered for payment of such instalment, which, so long as any Transition Bonds are listed on the Luxembourg Stock Exchange, shall include the office of the paying agent in Luxembourg appointed pursuant to Section 3.02(b). The Trustee shall also arrange for such notice to be published in an Authorized Newspaper, not later than the fifth day of the month of the expected payment of such final instalment. Notices in connection with redemptions of Transition Bonds also shall be mailed to Transition Bondholders as provided in Section 10.03.

      (c) If the Issuer defaults in a payment of interest on the Transition Bonds of any Series, or in a default of any amount payable to any Swap Counterparty, the Issuer shall pay defaulted interest, plus interest on such defaulted interest at the applicable Interest Rate in any lawful manner (subject to the availability of such amounts in the related Class Subaccount, in the case of interest owed with respect to any Securitization Bonds which have a floating rate of interest). The Issuer may pay such defaulted interest to the Persons who are Transition Bondholders and to any Swap Counterparty, as applicable, at the rate specified in the related Series Supplement or Interest Rate Swap Agreement, respectively, on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least fifteen
(15) days before any such special record date, the Issuer shall mail to each affected Transition Bondholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

      SECTION 2.09 Cancellation. All Transition Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Transition Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Transition Bonds so delivered shall be promptly canceled by the Trustee. No Transition Bonds shall be authenticated in lieu of or in exchange for any Transition Bonds canceled asprovided in this Section 2.09, except as expressly permitted by this Indenture. All canceled Transition Bonds may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Transition Bonds have not been previously disposed of by the Trustee.

      SECTION 2.10 Amount; Authentication and Delivery of Transition Bonds.
(a) The aggregate principal amount of Transition Bonds that may be authenticated and delivered under this Indenture shall not exceed $[__________] plus the amount of any Refunding Issuance. The Issuer may issue Transition Bonds of a new Series as a Financing Issuance or a Refunding Issuance.

      (b) Transition Bonds of a new Series may from time to time be executed by a Manager on behalf of the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Request and upon delivery by the Issuer, at the Issuer's expense, to the Trustee of the following:

            (i) Trust Action. An Issuer Order authorizing and directing the authentication and delivery of the Transition Bonds by the Trustee and specifying the principal amount of Transition Bonds to be authenticated.

            (ii) Authorizing Certificate. A certified resolution of the Managers authorizing the execution and delivery of the Series Supplement for the Transition Bonds applied for and the execution, authentication and delivery of such Transition Bonds.

            (iii) Series Supplement. A Series Supplement for the Series of Transition Bonds being issued, which shall set forth the provisions and form of the Transition Bonds of such Series (and, if applicable, each Class thereof).

            (iv) Certificates of the Issuer and the Seller.

                  (A) An Issuer Officer's Certificate dated as of the Series
            Issuance Date, stating:

                        (1) that no Default has occurred and is continuing under
                  this Indenture and that the issuance of the Transition Bonds being issued will not result in any Default;

                        (2) that the Issuer has not assigned any interest or
                  participation in the Collateral except for the Grant contained in this Indenture; that the Issuer has the power and authority to Grant the Collateral to the Trustee as security hereunder; and that the Issuer, subject to the terms of this Indenture, has Granted to the Trustee a perfected security interest in all right, title and interest in, to and under the Collateral free and clear of any Lien, except the Lien of this Indenture;

                        (3) that the Issuer has appointed the firm of
                  independent certified public accountants as contemplated in
                  Section 8.05;

                        (4) that attached thereto are duly executed, true and
                  complete copies of the Sale Agreement and the Servicing Agreement;


                        (5) that all financing statements with respect to the
                  Collateral which are required to be filed under the New Jersey UCC or the uniform commercial code of any other jurisdiction by the terms of the Sale

                  Agreement, the Servicing Agreement or this Indenture have been filed as required; and

                        (6) that all conditions precedent provided in this
                  Indenture relating to the authentication and delivery of the Transition Bonds have been complied with.

                  (B) An Officer's Certificate from the Seller, dated as of the
            Series Issuance Date, to the effect that, in the case of the Bondable Transition Property to be transferred to the Issuer on such date, immediately prior to the conveyance thereof to the Issuer pursuant to the Sale Agreement:

                        (1) the Seller was the sole owner of such Bondable
                  Transition Property and such ownership interest was perfected; such Bondable Transition Property will be validly transferred and sold to the Issuer free and clear of all Liens (other than Liens created by the Issuer pursuant to this Indenture) and such transfer will be perfected; the Seller has the power and authority to own, sell and assign such Bondable Transition Property to the Issuer; the Seller has duly authorized such sale and assignment to the Issuer; and the Seller has its chief executive office in the State of New Jersey; and

                        (2) the attached copy of the Financing Order creating
                  such Bondable Transition Property is true and correct and is in full force and effect; and

            (v) Issuer Opinion of Counsel. An Issuer Opinion of Counsel, portions of which may be delivered by counsel for the Issuer and portions of which may be delivered by counsel for the Seller and/or the Servicer, dated as of the Series Issuance Date, subject to customary qualifications, to the collective effect that:

                  (A) the Issuer has the power and authority to execute and
            deliver the Series Supplement and this Indenture and to issue the Transition Bonds being issued, each of the Series Supplement and this Indenture and such Transition Bonds have been duly authorized, executed and delivered, and the Issuer is duly organized, is validly existing as a limited liability company and in good standing under the laws of the jurisdiction of its organization and is in good standing in any jurisdiction where it is required to be qualified;

                  (B) no authorization, approval or consent of any governmental body is required for the valid issuance, authentication or delivery of such Transition Bonds, except for any such authorization, approval or consent as has already been obtained and such registrations as are required under the Blue Sky and securities laws of any State;

                  (C) the Transition Bonds being issued, when executed and
            authenticated in accordance with the provisions of this Indenture and delivered, will constitute valid and binding obligations of the Issuer entitled to the benefits of this Indenture and the related Series Supplement;

                  (D) the Financing Order is final and non-appealable;

                  (E) this Indenture (including the related Series Supplement), the Sale Agreement and the Servicing Agreement are valid and binding agreements of the Issuer, enforceable against the Issuer in accordance with their respective terms except as such enforceability may be subject to bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (F) the Sale Agreement is a valid and binding agreement of the
            Seller, enforceable against the Seller in accordance with its terms except as such enforceability may be subject to bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (G) the Servicing Agreement is a valid and binding agreement of the Servicer, enforceable against the Servicer in accordance with its terms except as such enforceability may be subject to bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (H)

                        (1) the provisions of the Sale Agreement together with
                  the Bill of Sale are effective to create, in favor of the Issuer, a valid security interest (as such term is defined in Section 1-201 of the New Jersey UCC) in the Seller's rights in the Bondable Transition Property described in the Bill of Sale (the "Transferred Bondable Transition Property"), which security interest if characterized as a transfer for security will secure the amount paid by the Issuer for such Transferred Bondable Transition Property; it being noted that the term "security interest" includes both a sale and a transfer for security of an account and no opinion is expressed as to the proper characterization of the transfer of the Transferred Bondable Transition Property by the Seller to the Issuer;

                        (2) the security interest in favor of the Issuer in the
                  Transferred Bondable Transition Property has been perfected;
                  and

                        (3) no other security interest of any other creditor of
                  the Seller is equal or prior to the security interest of the Issuer in the Transferred Bondable Transition Property;


                  (I) upon the giving of value by the Trustee to the Issuer with respect to the Collateral,

                        (1) this Indenture creates in favor of the Trustee, to
                  secure payment of the Transition Bonds, a valid security interest in the rights of the Issuer in, to and under that portion of the Collateral subject to Article 9 of the New Jersey UCC, including the Bondable Transition Property (the "Article 9 Collateral"),

                        (2) upon filing of the related financing statement in
                  accordance with the New Jersey UCC, such security interest will be perfected, and

                        (3) based solely on a review of the UCC Search Reports,
                  no other security interest of any other creditor of the Issuer is equal or prior to the security interest of the Trustee for the benefit of the Transition Bondholders in the Article 9 Collateral;

                  (J) this Indenture has been duly qualified under the Trust
            Indenture Act and either the Series Supplement for the Transition Bonds applied for has been duly qualified under the Trust Indenture Act or no such qualification of such Series Supplement is necessary;

                  (K) all instruments furnished to the Trustee conform to the requirements of this Indenture and constitute all of the documents required to be delivered hereunder for the Trustee to authenticate and deliver the Transition Bonds applied for, and all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Transition Bonds have been complied with;

                  (L) either

                              (1) the registration statement covering the
                        Transition Bonds is effective under the Securities Act of 1933 and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of such registration statement has been issued under the Securities Act of 1933 nor have proceedings therefor been instituted or threatened by the Commission or

                              (2) the Transition Bonds are exempt from the
                        registration requirements under the Securities Act of 1933;

                  (M) this Indenture (including the related Series Supplement)
            has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms;

                  (N) the Sale Agreement and the Servicing Agreement have been duly authorized, executed and delivered by each of the parties thereto; and

                  (O) the Issuer is not now and, following the issuance of the
            Transition Bonds will not be, required to be registered under the Investment Company Act of 1940, as amended.

            (vi) Accountant's Certificate or Opinion. A letter addressed to the Issuer and the Trustee complying with the requirements of Section 11.01, of a firm of Independent certified public accountants of recognized national reputation to the effect that (A) such accountants are Independent with respect to the Issuer within the meaning of this Indenture, and are independent public accountants within the meaning of the standards of The American Institute of Certified Public Accountants, and (B) with respect to the Collateral, they have made certain specified recalculations of calculations and information provided by the Issuer for the purpose of determining that, based on certain specified assumptions used in calculating the Transition Bond Charge with respect to the related Transferred Bondable Transition Property, as of the Series Issuance Date for such Series, the Transition Bond Charge will be sufficient to pay (1) assumed Operating Expenses when incurred, plus (2) any amounts due under any Hedge Agreement and any Interest Rate Swap Agreement when due, plus
      (3) the Overcollateralization Amount for such Series set forth in the Final Prospectus (as such term is defined in the Underwriting Agreement), plus (4) interest on the Transition Bonds at their respective Interest Rates when due as set forth in the Final Prospectus, plus (5) principal of the Transition Bonds in accordance with the Expected Amortization Schedule set forth in the Final Prospectus, and found such calculations to be mathematically correct.

            (vii) Required Capital Amount. Evidence satisfactory to the Trustee that the Required Capital Amount for such Series has been credited to the Capital

      Subaccount for such Series, provided that in the case of the initial Series of Transition Bonds, $100,000 of the Required Capital Amount for such Series shall have been deposited to the credit of the Capital Reserve Subaccount.

            (viii) Rating Agency Approval. Written notice from each Rating Agency that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any Outstanding Series or Class of Transition Bonds.

            (ix) Bill of Sale. If the issuance of an additional Series of Transition Bonds is a Financing Issuance, the Bill of Sale delivered to the Issuer under the Sale Agreement with respect to the Bondable Transition Property being purchased with the proceeds of such Financing Issuance.

            (x) Moneys for Refunding. If the issuance of a Series of Transition Bonds is a Refunding Issuance, the amount of money necessary to pay the outstanding principal balance of and interest on the Transition Bonds being refunded to the Redemption Date for the Transition Bonds being refunded upon redemption, such money to be deposited into a separate account with the Trustee.

      SECTION 2.11 Book-Entry Transition Bonds. Unless otherwise specified in the related Series Supplement, each Series of Transition Bonds, upon original issuance, will be issued in the form of a typewritten Transition Bond or Transition Bonds representing the Book-Entry Transition Bonds, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Transition Bond shall initially be registered on the Transition Bond Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Transition Bond Owner will receive a definitive Transition Bond representing such Transition Bond Owner's interest in such Transition Bond, except as provided in Section 2.13. Unless and until definitive, fully registered Transition Bonds (the "Definitive Transition Bonds") have been issued to Transition Bondholders pursuant to Section 2.13:

            (a) the provisions of this Section 2.11 shall be in full force and effect;

            (b) the Transition Bond Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Transition Bonds and the giving of instructions or directions hereunder) as the sole Holder of the Transition Bonds, and shall have no obligation to the Transition Bond Owners;

            (c) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section shall control;

            (d) the rights of Transition Bond Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Transition Bond Owners and the Clearing Agency or the Clearing Agency Participants. Pursuant to the DTC Agreement, unless and until Definitive Transition Bonds are issued pursuant to
      Section 2.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Transition Bonds to such Clearing Agency Participants; and

            (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Transition Bonds evidencing a specified percentage of the Outstanding Amount of the Transition Bonds or a Series or Class thereof, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Transition Bond Owners or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Transition Bonds or such Series or Class and has delivered such instructions to the Trustee.

      SECTION 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Transition Bondholders is required under this Indenture, unless and until Definitive Transition Bonds shall have been issued to Transition Bond Owners pursuant to Section 2.13, the Trustee shall give all such notices and communications specified herein to be given to Transition Bondholders to the Clearing Agency, and shall have no obligation to the Transition Bond Owners.

      SECTION 2.13 Definitive Transition Bonds. (a) If (i) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as depository with respect to any Series or Class of Transition Bonds and the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any Series or Class of Transition Bonds or (iii) after the occurrence of an Event of Default, Transition Bond Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Transition Bonds of all Series advise the Trustee through the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Transition Bond Owners, then the Clearing Agency shall notify all affected Transition Bond Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Transition Bonds to affected Transition Bond Owners requesting the same. Upon surrender to the Trustee of the typewritten Transition Bond or Transition Bonds representing the Book-Entry Transition Bonds by the Clearing Agency, accompanied by registration instructions, a Manager on behalf of the Issuer shall execute and the Trustee shall authenticate the Definitive Transition Bonds in accordance with the instructions of the Clearing Agency. None of the Issuer, the Transition Bond Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Any Definitive Transition Bonds listed on the Luxembourg Stock Exchange shall be made available to the Transition Bond Owners through the office of the transfer agent appointed pursuant to Section 3.02(b). Upon the issuance of Definitive Transition Bonds, the Trustee shall recognize the Holders of the Definitive Transition Bonds as Transition Bondholders.

      (b) Definitive Transition Bonds will be transferable and exchangeable at the offices of the Transition Bond Registrar or, with respect to any Transition Bonds listed on the Luxembourg Stock Exchange, at the offices of the transfer agent appointed pursuant to Section 3.02(b). With respect to any transfer of such listed Transition Bonds, the new Definitive Transition Bonds registered in the names specified by the transferee and the original transferor shall be available at the offices of such transfer agent.


                                   ARTICLE III

                                    Covenants

      SECTION 3.01 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Transition Bonds in accordance with the terms of the Transition Bonds and this Indenture; provided that except on the Final Maturity Date or the Redemption Date for a Series or Class of Transition Bonds or upon the acceleration of the Transition Bonds pursuant to Section 5.02, the Issuer shall only be obligated to pay the principal of such Transition Bonds on each Payment Date therefor to the extent moneys are available for such payment pursuant to Section 8.02. Amounts properly withheld under the Code by any Person from a payment to any Transition Bondholder of interest or principal shall be considered as having been paid by the Issuer to such Transition Bondholder for all purposes of this Indenture.

      SECTION 3.02 Maintenance of Office or Agency. (a) The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where Transition Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Transition Bonds and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee and any agent appointed pursuant to clause (b) below of the location and identity, and of any change in the location or identity, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee and each such agent with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

      (b) To the extent any of the Transition Bonds are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, (i) the Issuer will maintain in Luxembourg (A) an office and a transfer agent where Transition Bonds may be surrendered for registration of transfer or exchange, (B) an office and a listing agent where notices and demands to or upon the Issuer in respect of the Transition Bonds and this Indenture may be served, and (C) an office and a paying agent where payments in respect of the Transition Bonds may be made and (ii) any reference in this Indenture to the office or agency of the Issuer referenced in Section 3.02(a) or 3.02(b) shall also refer to such offices, and the transfer, listing and paying agents, of the Issuer in Luxembourg, as applicable. The Issuer shall give the Trustee and any other agent appointed under this Section 3.02(b) prompt written notice of the location and identity, and of any change in the location or identity, of any such office or agency.

      SECTION 3.3 Money for Payments To Be Held in Trust. (a) As provided in
Section 8.02(a), all payments of principal of and interest on the Transition Bonds that are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.02(g), or Section 4.03 shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Transition Bonds shall be paid over to the Issuer except as provided in this Section 3.03 and in Section 8.02.

      (b) The Issuer shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

            (i) hold all sums held by it for the payment of principal of or interest on the Transition Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Transition Bonds) of which the Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Transition Bonds;

            (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

            (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by the Paying Agent in trust for the payment of Transition Bonds if at any time the Paying Agent ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Transition Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

      (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      (d) Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent in trust for the payment of any amount of principal of or interest on any Transition Bond and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer; and the Holder of such Transition Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, and in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Transition Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Paying Agent, at the last address of record for each such Holder).

      SECTION 3.4 Existence. Subject to Section 3.10, the Issuer shall keep in full effect its existence, rights and franchises as a statutory limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State orof the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Transition Bonds, the Collateral and each other instrument or agreement included therein.

      SECTION 3.5 Protection of Collateral. (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such filings, financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

            (i) maintain and preserve the Grant, Lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

            (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iii) enforce any of the Collateral, including any Interest Rate Swap Agreement;

            (iv) preserve and defend title to the Collateral and the rights of the Trustee and the Transition Bondholders in the Collateral against the claims of all Persons and parties; or

            (v) pay any and all taxes levied or assessed up on all or any part of the Collateral.

      (b) The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any filing with the BPU, financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 3.05.

      SECTION 3.6 Opinions as to Collateral. (a) On or before March 31 in each calendar year, while any Series is outstanding, commencing March 31, 2002, the Issuer shall furnish to the Trustee an Issuer Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any filings pursuant to the New Jersey UCC of financing statements and continuation statements as is necessary to maintain the Lien and security interest, and the first priority thereof, created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Grant, Lien and security interest, and the first priority thereof. Such Issuer Opinion of Counsel shall also describe the execution and filing of any filings pursuant to the New Jersey UCC of financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Grant, Lien and security interest of this Indenture until March 31 in the following calendar year.

      (b) Prior to the effectiveness of any amendment to the Sale Agreement or the Servicing Agreement, the Issuer shall furnish to the Trustee an Issuer Opinion of Counsel either (i) stating that, in the opinion of such counsel, all filings, including filings pursuant to the New Jersey UCC, have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Trustee in the Transferred Bondable Transition Property and the proceeds thereof, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

      SECTION 3.07 Performance of Obligations. (a) The Issuer (i) shall diligently pursue any and all actions to enforce its rights under each instrument or agreement included in the Collateral and (ii) shall not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any such instrument or agreement or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except, in each case, as expressly provided in this Indenture, the Sale Agreement, the Servicing Agreement, any Hedge Agreement, any Interest Rate Swap Agreement or any other Basic Document.

      (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Issuer Officer's Certificateof the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

      (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Sale Agreement, the Servicing Agreement, any Hedge Agreement, any Interest Rate Swap Agreement and in all other instruments and agreements included in the Collateral.

      SECTION 3.08 Negative Covenants. The Issuer shall not:

      (a) except as expressly permitted by this Indenture, the Sale Agreement, the Servicing Agreement, any Hedge Agreement, any Interest Rate Swap Agreement or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the Collateral, unless directed to do so by the Trustee in accordance with Article V;

      (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Transition Bonds (other than amounts properly withheld from such payments under the Code or pursuant to any Interest Rate Swap Agreement) or assert any claim against any present or former Transition Bondholder by reason of the payment of taxes levied or assessed upon the Issuer or any part of the Collateral; or

      (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Transition Bonds under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien (other than the Lien created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof or (iii) permit the Lien of this Indenture not to constitute a continuing valid first priority security interest in the Collateral.

      SECTION 3.09 Annual Statement as to Compliance. The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2001), an Issuer Officer's Certificate stating, as to the Manager signing such Issuer Officer's Certificate, that

      (a) a review of the activities of the Issuer during such year (or relevant portion thereof) and of performance under this Indenture has been made under such Manager's supervision; and

      (b) to the best of such Manager's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such calendar year (or relevant portion thereof), or, if there has been a default in complying with any such condition or covenant, describing each such default and the nature and status thereof.

      SECTION 3.10 Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or sell substantially all of its assets to any other Person or dissolve, unless:

      (a) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or to whom substantially all of such assets are sold shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Transition Bonds and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein and in the applicable Series Supplement or Series Supplements;

      (b) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or to whom substantially all of such assets are sold shall expressly assume all obligations and succeed to all rights of the Issuer under the Sale Agreement, the Administration Agreement, the Servicing Agreement, any Hedge Agreement and any Interest Rate Swap Agreement pursuant to an assignment and assumption agreement executed and delivered to the Trustee, in form satisfactory to the Trustee;

      (c) immediately after giving effect to such consolidation, merger or sale, no Default or Event of Default shall have occurred and be continuing;

      (d) prior notice to the Rating Agencies of such consolidation or merger or sale shall have been provided;

      (e) the Issuer shall have received an Issuer Opinion of Counsel (and shall have delivered copies thereof to the Trustee) to the effect that such consolidation, merger or sale (i) will not have any material adverse tax consequence to the Issuer or any Transition Bondholder,

(ii) complies with this Indenture and all of the conditions precedent herein relating to such transaction and (iii) will result in the Trustee maintaining a continuing valid first priority perfected security interest in the Collateral;

      (f) neither the Bondable Transition Property nor the Financing Order nor the rights of the Seller, the Servicer or the Issuer under the Competition Act or the Financing Order shall be impaired thereby; and

      (g) any action as is necessary to maintain the Lien created by this Indenture shall have been taken.

      SECTION 3.11 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

      (b) Upon any sale by the Issuer of substantially all of its assets in a sale which complies with Section 3.10, PSE&G Transition Funding LLC will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Transition Bonds and from every covenant and agreement of the Sale Agreement, the Administration Agreement, the Servicing Agreement, any Hedge Agreement and any Interest Rate Swap Agreement to be observed or performed on the part of the Issuer.

      SECTION 3.12 No Other Business. The Issuer shall not engage in any business other than purchasing and owning Bondable Transition Property, issuing Transition Bonds from time to time, pledging its interest in the Collateral to the Trustee under this Indenture in order to secure the Transition Bonds, entering into the Basic Documents relating to the Transition Bonds and performing its obligations thereunder and performing activities that are necessary, suitable or convenient to accomplish these purposes or are incidental thereto and other than as contemplated by the Basic Documents.

      SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Transition Bonds and except as contemplated by the Basic Documents.

      SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Basic Documents, Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person, other than any Eligible Investments.

      SECTION 3.15 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) other than Bondable Transition Property purchased from the Seller pursuant to, and in accordance with, the Sale Agreement.

      SECTION 3.16 Restricted Payments. The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest in, or ownership security of, the Issuer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided, however, that if no Event of Default shall have occurred and be continuing or would otherwise result from such payment, the Issuer may make, or cause to be made, any such distributions to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer using funds either distributed to the Issuer pursuant to Section 8.02(g) or which are not otherwise subject to the Lien of this Indenture, to the extent that such distributions would not cause the book value of the remaining equity in the Issuer to decline below 0.5% of the original principal amount of all Series of Transition Bonds which remain outstanding. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

      SECTION 3.17 Notice of Events of Default. The Issuer agrees to deliver to the Trustee, the Rating Agencies and (to the extent the rules and regulations of the Luxembourg Stock Exchange so require) any agent in Luxembourg appointed pursuant to Section 3.02(b) written notice in the form of an Issuer Officer's Certificate of any Default or Event of Default hereunder or under any of the Basic Documents, its status and what action the Issuer is taking or proposes to take with respect thereto within five Business Days after the occurrence thereof.

      SECTION 3.18 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited annually by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

      SECTION 3.19 Adjusted Overcollateralization Balance Schedules. Not later than the date on which a new Series of Transition Bonds is issued or any outstanding Series of Transition Bonds is redeemed or defeased, the Issuer shall deliver to the Trustee a replacement Schedule 1 hereto, adjusted to reflect such issuance, redemption or defeasance and setting forth the Scheduled Overcollateralization Level for each Payment Date with respect to each Series.

      SECTION 3.20 Sale Agreement, Servicing Agreement and Swap Agreement Covenants. (a) The Issuer agrees to take all such lawful actions to enforce its rights under the Sale Agreement, the Servicing Agreement and any Interest Rate Swap Agreement and to compel or secure the performance and observance by the Seller, the Servicer and any Swap Counterparty, of each of their obligations to the Issuer under or in connection with the Sale Agreement, the Servicing Agreement and any Interest Rate Swap Agreement, respectively, in accordance with the terms thereof. So long as no Event of Default occurs and is continuing, but subject to Section 3.20(f), the Issuer may exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale Agreement, the Servicing Agreement and any Interest Rate Swap Agreement.

      (b) If an Event of Default occurs and is continuing, the Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of (i) with respect to the Sale Agreement or the Servicing Agreement, the Holders of a majority of the Outstanding Amount of the Transition Bonds of all Series or (ii) with respect to any Interest Rate Swap Agreement, the Holders of that percentage of the Outstanding Amount of the Transition Bonds of the related Class specified in the related Series Supplement, shall, exercise all right, remedies, powers, privileges and claims of the Issuer against the Seller, the Servicer or any Swap Counterparty under or in connection with the Sale Agreement, the Servicing Agreement and any Interest Rate Swap Agreement, respectively, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer or any Swap Counterparty of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale Agreement, the Servicing Agreement and any Interest Rate Swap Agreement, and any right of the Issuer to take such action shall be suspended.

      (c) With the consent of the Trustee, the Sale Agreement and the Servicing Agreement may be amended, so long as prior notice is provided to the Rating Agencies, at any time and from time to time, without the consent of the Transition Bondholders, or the counterparty under any Hedge Agreement or Interest Rate Swap Agreement. However, such amendment may not adversely affect in any material respect the interest of any Transition Bondholder or any counterparty under any Hedge Agreement or Interest Rate Swap Agreement without the consent of the Holders of a majority of the Outstanding Amount of the Transition Bonds of each Series or Class, and each such counterparty, materially and adversely affected thereby. Further, with the consent of the Trustee and the related counterparty under any Interest Rate Swap Agreement, any Interest Rate Swap Agreement may be amended, at any time and from time to time, so long as the Rating Agency Condition is satisfied in connection therewith.

However, such amendment may not adversely affect in any material respect the interest of any Transition Bondholder or counterparty under any Hedge Agreement or other Interest Rate Swap Agreement without the consent of sixty-six and two-thirds percent (66 2/3%) of the Holders of the Outstanding Amount of the Transition Bonds of each Series or Class and each such other counterparty materially and adversely affected thereby.

      (d) If the Issuer, the Seller or the Servicer proposes to amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination, or surrender of, the terms of the Sale Agreement, the Servicing Agreement or any Interest Rate Swap Agreement, or waive timely performance or observance thereunder by the Seller, the Servicer or any Swap Counterparty, respectively, in each case in such a way as would materially and adversely affect the interests of any Class of any Series of Transition Bondholders or the counterparty under any Hedge Agreement or Interest Rate Swap Agreement, the Issuer shall first notify the Rating Agencies of the proposed amendment, modification, termination or surrender. The Issuer shall notify the Trustee, and the Trustee shall notify the Transition Bondholders and each counterparty under any Hedge Agreement or Interest Rate Swap Agreement, of the proposal. With respect to any such proposed action related to the Sale Agreement and the Servicing Agreement, the Trustee shall consent to such proposed action only with the consent of the Holders of a majority of the Outstanding Amount of the Transition Bonds of each Class of each Series, and each counterparty under any Hedge Agreement or Interest Rate Swap Agreement, materially and adversely affected thereby. With respect to any such proposed action related to anyInterest Rate Swap Agreement, the Trustee shall consent to such proposed action only with the consent of the Holders representing 66b% of the Outstanding Amount of the Transition Bonds of the related Class, and each counterparty under any Hedge Agreement and any other Interest Rate Swap Agreement, materially and adversely affected thereby. If any such amendment, modification, supplement or waiver shall be so consented to by the Trustee or such Holders, the Issuer agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as shall be necessary or appropriate in the circumstances. For so long as any of the Transition Bonds are listed on the Luxembourg Stock Exchange and the rules of that exchange so require, notice of such proposed action will be published by an agent to be appointed by the Issuer in an Authorized Newspaper promptly following its effectiveness.

      (e) If the Issuer or the Servicer proposes to amend, modify, waive, supplement, terminate or surrender in any material respect, or to agree to any material amendment, modification, waiver, supplement, termination or surrender of, the Transition Bond Charge Adjustment Process, the Issuer shall notify the Trustee and the Trustee shall notify Transition Bondholders of such proposal and the Trustee shall consent thereto only with the consent of the Holders a majority of the Outstanding Amount of the Transition Bonds of each Series materially and adversely affected thereby and only if the Rating Agency Condition has been satisfied with respect thereto.

      (f) Promptly following a default by either the Seller, the Servicer or any Swap Counterparty under the Sale Agreement, the Servicing Agreement or any Interest Rate Swap Agreement, respectively, and at the Issuer's expense, the Issuer agrees to take all such lawful actions as the Trustee may request to compel or secure the performance and observance by the Seller, the Servicer or any Swap Counterparty, as applicable, of each of their obligations to the Issuer under or in connection with the Sale Agreement, the Servicing Agreement or any Interest Rate Swap Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale Agreement, the Servicing Agreement or any Interest Rate Swap Agreement, respectively, to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Seller, the Servicer or any Swap Counterparty thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Servicer or any Swap Counterparty of each of their respective obligations under the Sale Agreement, the Servicing Agreement and any Interest Rate Swap Agreement.

      (g) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Servicing Agreement or an event of default, termination event or downgrade event under any Interest Rate Swap Agreement, the Issuer shall promptly give written notice thereof to the Trustee and the Rating Agencies, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default or event.

      (h) If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Bondable Transition Property or the Transition Bond Charge, the Issuer shall take all reasonable steps available to it to remedy such failure. The Issuer shall not take any action to terminate the Servicer's rights and powers under the Servicing Agreement following a Servicer Default without the prior written consent of the Trustee and of the Holders of a majority of the Outstanding Amount of the Transition Bonds of all Series.

      (i) As promptly as possible after the giving of notice of termination to the Servicer and the Rating Agencies of the Servicer's rights and powers pursuant to Section 6.01 of the Servicing Agreement, the Trustee, with the consent of the Holders of Transition Bonds evidencing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series, may appoint a successor Servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Issuer and the Trustee. A person shall qualify as a Successor Servicer only if such Person satisfies the requirements of Section 6.04 of the Servicing Agreement. In connection with any such appointment, the Issuer may make such arrangements for the compensation of such Successor Servicer as it and such Successor Servicer shall agree, subject to the limitations set forth below and in the Servicing Agreement, and in accordance with Section 6.04 of the Servicing Agreement, the Issuer shall enter into an agreement with such Successor Servicer for the servicing of the Bondable Transition Property (such agreement to be in form and substance satisfactory to the Trustee).

      (j) Upon termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Trustee shall promptly notify the Issuer, the Transition Bondholders and the Rating Agencies of such termination. As soon as a Successor Servicer is appointed, the Issuer shall notify the Trustee, the Transition Bondholders and the Rating Agencies of such appointment, specifying in such notice the name and address of such Successor Servicer.

      (k) The Issuer shall not take any action to terminate or assign the Swap Counterparty's rights and powers under any Interest Rate Swap Agreement or replace any Swap Counterparty following an event of default, termination event or downgrade event under any Interest Rate Swap Agreement without (i) the prior written consent of the Trustee and of the Holders of that percentage of the Outstanding Amount of the Transition Bonds, if any, of the related Series and Class, if any, specified in the related Series Supplement, and (ii) satisfying any other requirements set forth in the related Series Supplement and Interest Rate Swap Agreement.

      (l) Upon termination or assignment of any Swap Counterparty's rights and powers, pursuant to any Interest Rate Swap Agreement, the Trustee shall promptly inform the Issuer, the Transition Bondholders of the related Class and the Rating Agencies of such termination or assignment. As soon as a replacement Swap Counterparty is appointed, the Issuer shall notify the Trustee, the Transition Bondholders of the related Class and the Rating Agencies of such appointment, specifying in such notice the name and address of such replacement Swap Counterparty.

      SECTION 3.21 Taxes. So long as any of the Transition Bonds are outstanding, the Issuer shall pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a Lien on the Collateral.


                                   ARTICLE IV

                     Satisfaction and Discharge; Defeasance

      SECTION 4.01 Satisfaction and Discharge of Indenture; Defeasance. (a) The Transition Bonds of any Series, all moneys payable with respect thereto and this Indenture as it applies to such Series shall cease to be of further effect and the Lien hereunder shall be released with respect to such Series, interest shall cease to accrue on the Transition Bonds of such Series and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Transition Bonds of such Series, when

            (i) either

                  (A) all Transition Bonds of such Series theretofore
            authenticated and delivered (other than (1) Transition Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.06 and (2) Transition Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

                  (B) the Expected Final Payment Date or Redemption Date has
            occurred with respect to all Transition Bonds of such Series not theretofore delivered to the Trustee for cancellation, and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee cash, in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Transition Bonds not theretofore delivered to the Trustee on the Expected Final Payment Date or Redemption Date, as applicable, therefor;

            (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer with respect to such Series; and

            (iii) the Issuer has delivered to the Trustee an Issuer Officer's Certificate, an Issuer Opinion of Counsel and (if required by the TIA or the Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to Transition Bonds of such Series have been complied with.

      (b) Subject to Sections 4.01(c) and 4.02, the Issuer at any time may terminate (i) all its obligations under this Indenture with respect to the Transition Bonds of any Series ("Legal Defeasance Option") or (ii) its obligations under Sections 3.04, 3.05, 3.06 (other than with respect to amounts in the Defeasance Account), 3.07, 3.08, 3.09, 3.10, 3.12, 3.13, 3.14, 3.15,
3.16, 3.17, 3.18, 3.19 and 3.20 and the operation of Section 5.01(d) ("Covenant Defeasance Option") with respect to any Series of Transition Bonds. The Issuer may exercise the Legal Defeasance Option with respect to any Series of Transition Bonds notwithstanding its prior exercise of the Covenant Defeasance Option with respect to such Series.

      (c) If the Issuer exercises the Legal Defeasance Option with respect to any Series, the maturity of the Transition Bonds of such Series may not be (i) accelerated pursuant to Section 5.02 or (ii) except as provided in Section 4.02, redeemed. If the Issuer exercises the Covenant Defeasance Option with respect to any Series, the maturity of the Transition Bonds of such Series may not be accelerated because of an Event of Default specified in Section 5.01(d).

      (d) Upon satisfaction of the conditions set forth herein to the exercise of the Legal Defeasance Option or the Covenant Defeasance Option with respect to any Series of

Transition Bonds, the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of the obligations that are terminated pursuant to such exercise.

      (e) Notwithstanding Sections 4.01(a) and 4.01(b) above, (i) rights of registration of transfer and exchange, (ii) rights of substitution of mutilated, destroyed, lost or stolen Transition Bonds, (iii) rights of Transition Bondholders to receive payments of principal and interest, but only from the amounts deposited with the Trustee for such payments, (iv) Sections 4.03 and 4.04, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.07 and the obligations of the Trustee under Section 4.03) and (vi) the rights of Transition Bondholders under this Indenture with respect to the property deposited with the Trustee payable to all or any of them, shall survive until the Transition Bonds of the Series as to which this Indenture or certain obligations hereunder have been satisfied and discharged pursuant to Section 4.01(a) or 4.01(b) and have been paid in full. Thereafter, the obligations in Sections 6.07 and 4.04 with respect to such Series shall survive.

      SECTION 4.02 Conditions to Defeasance. (a) The Issuer may exercise the Legal Defeasance Option or the Covenant Defeasance Option with respect to any Series of Transition Bonds only if:

            (i) the Issuer irrevocably deposits or causes to be deposited in trust with the Trustee cash or U.S. Government Obligations for the payment of principal of and interest on such Series of Transition Bonds to the Expected Payment Date or Redemption Date therefor, as applicable, such deposit to be made in the Defeasance Subaccount for such Series of Transition Bonds;

            (ii) the Issuer delivers to the Trustee a certificate from a nationally recognized firm of Independent accountants expressing its opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited cash without investment will provide cash at such times and in such amounts (but, in the case of the Legal Defeasance Option only, not more than such amounts) as will be sufficient to pay in respect of the Transition Bonds of such Series (A) subject to clause (B), principal in accordance with the Expected Amortization Schedule therefor, (B) if such Series is to be redeemed, the Redemption Price therefor on the Redemption Date therefor and (C) interest when due;

            (iii) in the case of the Legal Defeasance Option, ninety-five (95) days pass after the deposit is made and during such ninety-five (95) day period no Default specified in Section 5.01(e) or 5.01(f) occurs which is continuing at the end of the period; provided, however, that in determining whether a default under Section 5.01(e) has occurred, the requirement that the decree or order shall remain unstayed and in effect for ninety (90) days shall be disregarded;

            (iv) no Default has occurred and is continuing on the day of such deposit and after giving effect thereto;

            (v) in the case of the Legal Defeasance Option, the Issuer delivers to the Trustee an Issuer Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Transition Bonds of such Series will not recognize income, gain or loss for federal income tax purposes as a result of the exercise of such Legal Defeasance Option and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

            (vi) in the case of the Covenant Defeasance Option, the Issuer delivers to the Trustee an Issuer Opinion of Counsel to the effect that the Holders of the Transition Bonds of such Series will not recognize income, gain or loss for federal income tax purposes as a result of the exercise of such Covenant Defeasance Option and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

            (vii) the Issuer delivers to the Trustee an Issuer Officer's Certificate and an Issuer Opinion of Counsel, each stating that all conditions precedent to the satisfaction and discharge of the Transition Bonds of such Series to the extent contemplated by this Article IV have been complied with.

      (b) Notwithstanding any other provision of this Section 4.02 to the contrary, no delivery of cash or U.S. Government Obligations to the Trustee under this Section 4.02 shall terminate any obligations of the Issuer under this Indenture with respect to any Transition Bonds which are to be redeemed prior to the Expected Final Payment Date therefor until such Transition Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Transition Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with the provisions of this Indenture or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed herein, notice of redemption of such Series.

      SECTION 4.03 Application of Trust Money. All moneys or U.S. Government Obligations deposited with the Trustee pursuant to Sections 4.01 or 4.02 with respect to any Series of Transition Bonds shall be held in trust in the Defeasance Subaccount for such Series and applied by it, in accordance with the provisions of the Transition Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Transition Bonds for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest. Such moneys shall be segregated and held apart solely for paying such Transition Bonds and such Transition Bonds shall not be entitled to any amounts on deposit in the Collection Account other than amounts on deposit in the Defeasance Subaccount for such Transition Bonds.

      SECTION 4.04 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture or the Covenant Defeasance Option or Legal Defeasance Option with respect to the Transition Bonds of any Series, all moneys then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Transition Bonds shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


                                    ARTICLE V

                                    Remedies

      SECTION 5.01 Events of Default. "Event of Default" wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any interest on any Transition Bond when the same becomes due and payable and the continuation of such default for five Business Days;

            (b) default in the payment of the then unpaid principal of any Transition Bond of any Series or Class on the Final Maturity Date therefor;

            (c) default in the payment of the Redemption Price for any Transition Bond on the Redemption Date therefor;

            (d) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with in clause (a), (b) or (c) above), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when made, and any such default shall continue or not be cured, for a period of thirty (30) days after the earliest of (i) there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least twenty-five percent (25%) of the Outstanding Amount of the Transition Bonds of any Series or Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder or (ii) the date the Issuer has knowledge of the default;

            (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of ninety (90) consecutive days;

            (f) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

            (g) any act or failure to act by the State of New Jersey or any of its agencies (including the BPU), officers or employees that violates or is not in accordance with the pledge and agreement of the State of New Jersey in Section 17.a of the Competition Act.

      SECTION 5.02 Acceleration of Maturity; Rescission and Annulment (a) If an Event of Default (other than an Event of Default under Section 5.01(g)) occurs and is continuing, then and in every such case either the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series may, but need not, declare all the Transition Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Transition Bondholders), and upon any such declaration the unpaid principal amount of the Transition Bonds of all Series, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

      (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V, the Holders of Transition Bonds representing a majority of the Outstanding Amount of the Transition Bonds of all Series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences, provided that:

            (i) the Issuer has paid or deposited with the Trustee, for deposit in the General Subaccount of the Collection Account, a sum sufficient to pay

                  (A) all payments of principal of and interest on all
            Transition Bonds of all Series and all other amounts that would then be due hereunder or upon such Transition Bonds if the Event of Default giving rise to such acceleration had not occurred; and

                  (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

            (ii) all Events of Default, other than the nonpayment of the principal of the Transition Bonds of all Series that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

      (c) No such rescission shall affect any subsequent Default or impair any right consequent thereto.

      SECTION 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Issuer covenants that if (i) Default is made in the payment of any interest on any Transition Bond when such interest becomes due and payable and such Default continues for five Business Days, (ii) Default is made in the payment of the then unpaid principal of any Transition Bond on the Final Maturity Date therefor or (iii) Default is made in the payment of the Redemption Price or for any Transition Bond on the Redemption Date therefor, the Issuer shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Transition Bonds of such Series, such amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel and the whole amount then due and payable on such Transition Bonds for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue instalments of interest, at the respective Interest Rate of such Series or the applicable Class of such Series.

      (b) In case the Issuer shall fail forthwith to pay the amounts specified in clause (a) above upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Transition Bonds and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Transition Bonds, wherever situated, the moneys adjudged or decreed to be payable.

      (c) If an Event of Default occurs and is continuing, the Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Transition Bondholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law including foreclosing or otherwise enforcing the Lien on the Bondable Transition Property securing the Transition Bonds or applying to the BPU or a court of competent jurisdiction for sequestration of revenues arising with respect to such Bondable Transition Property.

      (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Transition Bonds or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Transition Bonds, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Transition Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Transition Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Transition Bondholders allowed in such Proceedings;

            (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Transition Bonds in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

            (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Transition Bondholders and of the Trustee on their behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Transition Bonds allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Transition Bondholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Transition Bondholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

      (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Transition Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Transition Bonds or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Transition Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

      (f) All rights of action and of asserting claims under this Indenture, or under any of the Transition Bonds, may be enforced by the Trustee without the possession of any of the Transition Bonds or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Transition Bonds.

      (g) In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Transition Bonds, and it shall not be necessary to make any Transition Bondholder a party to any such Proceedings.

      SECTION 5.04 Remedies. (a) If an Event of Default other than Section 5.01(g) occurs and is continuing, the Trustee may do one or more of the following (subject to Section 5.05):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Transition Bonds or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Transition Bonds moneys adjudged due;

            (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

            (iii) exercise any remedies of a secured party under the New Jersey UCC or the Competition Act or any other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders of the Transition Bonds of such Series;

            (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; and

            (v) exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Administrator, the Servicer or any Swap Counterparty under or in connection with the Sale Agreement, [the Administration Agreement] the Servicing Agreement or any Interest Rate Swap Agreement, respectively, as provided in Section 3.20(b);

provided, however, that the Trustee may not sell or otherwise liquidate any portion of the Collateral following an Event of Default, other than an Event of Default described in Section 5.01(a), 5.01(b) or 5.01(c), with respect to any Series unless (A) the Holders of one hundred percent (100%) of the Outstanding Amount of the Transition Bonds of all Series consent thereto, (B) the proceeds of such sale or liquidation distributable to the Transition Bondholders of all Series are sufficient to discharge in full all amounts then due and unpaid upon such Transition Bonds for principal and interest, or (C) the Trustee determines that the Collateral will not continue to provide sufficient funds for all payments on the Transition Bonds of all Series as they would have become due if the Transition Bonds had not been declared due and payable and the Trustee obtains the consent of Holders of sixty-six and two-thirds percent (66b%) of the Outstanding Amount of the Transition Bonds of all Series. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

      (b) If an Event of Default under Section 5.01(g) occurs and is continuing, the Trustee, for the benefit of the Holders, shall be entitled and empowered to the extent permitted by applicable law to institute or participate in Proceedings reasonably necessary to compel performance of or to enforce the pledge and agreement of the State of New Jersey in Section 17.a of the Competition Act and to collect any monetary damages incurred by the Holders or the Trustee as a result of any such Event of Default, and may prosecute any such Proceeding to final judgment or decree. Such remedy shall be the only remedy that the Trustee may exercise if the only Event of Default that has occurred and is continuing is an Event of Default under Section 5.01(g).

      SECTION 5.05 Optional Preservation of the Collateral. If the Transition Bonds have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect, as provided in
Section 5.11(c), to maintain possession of the Collateral and not sell or liquidate the same. It is the desire of the parties hereto and the Transition Bondholders that there be at all times sufficient funds for the payment of principal of and interest on the Transition Bonds, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral or sell or liquidate the same. In determining whether to maintain possession of the Collateral or sell or liquidate the same, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

      SECTION 5.06 Limitation of Proceedings. (a) No Holder of any Transition Bond of any Series shall have any right to institute any Proceeding, judicial or otherwise, or to avail itself of any remedies provided in the Competition Act, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (ii) the Holders of not less than twenty-five percent (25%) of the Outstanding Amount of the Transition Bonds of all Series have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

            (iii) such Holder or Holders have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in complying with such request;

            (iv) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

            (v) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Holders of a majority of the Outstanding Amount of the Transition Bonds of all Series;

it being understood and intended that no one or more Holders of Transition Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Transition Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

      (b) In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Transition Bonds, each representing less than a majority of the Outstanding Amount of the Transition Bonds of all Series, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

      SECTION 5.07 Unconditional Rights of Transition Bondholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Transition Bond shall have the right, which is absolute and unconditional, and shall not be impaired without the consent of each such Holder, (a) to receive payment of (i) the interest, if any, on such Transition Bond on or after the due dates thereof expressed in such Transition Bond or in this Indenture, (ii) the unpaid principal, if any, of such Transition Bonds on or after the Final Maturity Date therefor or (iii) in the case of redemption, receive payment of the unpaid principal, if any, and interest, if any, on such Transition Bond on or after the Redemption Date therefor and (b) to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      SECTION 5.08 Restoration of Rights and Remedies. If the Trustee or any Transition Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Transition Bondholder, then and in every such case the Issuer, the Trustee and the Transition Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Transition Bondholders shall continue as though no such Proceeding had been instituted.

      SECTION 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Transition Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Transition Bondholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Transition Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Transition Bondholders, as the case may be.

      SECTION 5.11 Control by Transition Bondholders. The Holders of a majority of the Outstanding Amount of the Transition Bonds of all Series (or, if less than all Series or Classes are affected, the affected Series or Class or Classes) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Transition Bonds of such Series or Class or Classes or exercising any trust or power conferred on the Trustee with respect to such Series or Class or Classes; provided that

      (a) such direction shall not be in conflict with any rule of law or with this Indenture;

      (b) subject to the express terms of Section 5.04, any direction to the Trustee to sell or liquidate the Collateral shall be by the Holders of Transition Bonds representing not less than one hundred percent (100%) of the Outstanding Amount of the Transition Bonds of all Series;

      (c) if the conditions set forth in Section 5.05 have been satisfied and the Trustee elects to retain the Collateral pursuant to such Section and elects not to sell or liquidate the same, then any direction to the Trustee by Holders of Transition Bonds representing less than one hundred percent (100%) of the Outstanding Amount of the Transition Bonds of all Series to sell or liquidate the Collateral shall be of no force and effect; and

      (d) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.01, the Trustee need not take any action that it determines might involve it in liability for which it reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with this request. The Trustee also need not take any action that it determines might materially and adversely affect the rights of any Transition Bondholders not consenting to such action.

      SECTION 5.12 Waiver of Past Defaults. (a) Prior to the declaration of the acceleration of the maturity of the Transition Bonds of all Series as provided in Section 5.02, the Holders of not less than a majority of the Outstanding Amount of the Transition Bonds of all Series may waive any past Default or Event of Default and its consequences except a Default (i) in payment of principal of or interest on any of the Transition Bonds or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Transition Bond of all Series or Classes affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Transition Bonds shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

      (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Transition Bond by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant insuch suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to
(a) any suit instituted by the Trustee, (b) any suit instituted by any Transition Bondholder, or group of Transition Bondholders, in each case holding in the aggregate more than ten percent (10%) of the Outstanding Amount of the Transition Bonds of a Series or (c) any suit instituted by any Transition Bondholder for the enforcement of the payment of (i) interest on any Transition Bond on or after the due dates expressed in such Transition Bond and in this Indenture, (ii) the unpaid principal, if any, of any Transition Bond on or after the Final Maturity Date therefor or (iii) in the case of redemption, the unpaid principal of and interest on any Transition Bond on or after the Redemption Date therefor.

      SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 5.15 Action on Transition Bonds. The Trustee's right to seek and recover judgment on the Transition Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Trustee or the Transition Bondholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

      SECTION 5.16 Trustee Policies. Upon the occurrence of an Event of
Default, the Issuer shall, upon the written request of the Trustee, within thirty days after the date of such request, deliver to the Trustee and keep in force until this Indenture ceases to be of any further effect, one or more policies of insurance, surety bonds and/or letters of credit in the aggregate face amount of $5,000,000, which policies, surety bonds and/or letters of credit are sufficient to provide coverage for, and to ensure to the Trustee the payment of, all amounts due and owing to the Trustee under this Indenture (collectively, the "Trustee Policies"), subject to reasonable commercial availability and provided that the premiums or fees for the Trustee Policies shall not exceed $50,000 during any calendar year. The terms and conditions of the Trustee Policies shall be in form and substance reasonably acceptable to the Trustee and shall be issued by one or more carriers or issuers reasonably acceptable to the Trustee.

                                   ARTICLE VI

                                   The Trustee

      SECTION 6.01 Duties and Liabilities of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

            (i) this clause (c) does not limit the effect of clause (b) of this
      Section 6.01;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

      (d) Every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b) and (c) of this Section 6.01.

      (e) The Trustee shall not be liable for interest on any money received by it except as provided in this Indenture or as the Trustee may agree in writing with the Issuer.

      (f) Money held in trust by the Trustee need not be segregated from other funds held by the Trustee except to the extent required by law or the terms of this Indenture, the Sale Agreement, the Servicing Agreement or any Interest Rate Swap Agreement.

      (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01 and to the provisions of the TIA.

      (i) Under no circumstances shall the Trustee be liable for any indebtedness of the Issuer, the Servicer or the Seller evidenced by or arising under the Transition Bonds or any Basic Document.

      SECTION 6.02 Rights of Trustee. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Trustee acts or refrains from acting, it may require an Issuer Officer's Certificate or an Issuer Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Issuer Officer's Certificate or an Issuer Opinion of Counsel.

      (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent attorney, custodian, or nominee appointed with due care by it thereunder.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

      (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Transition Bonds shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      SECTION 6.03 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Transition Bonds and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Transition Bond Registrar, co-registrar or co-paying agent, or agent appointed pursuant to Section 3.02(b) may do the same with like rights. However, the Trustee must comply with Sections
6.11 and 6.12.

      SECTION 6.04 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Transition Bonds. The Trustee shall not be accountable for the Issuer's use of the proceeds from the Transition Bonds, and the Trustee shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Transition Bonds or in the Transition Bonds other than the Trustee's certificate of authentication. The Trustee shall not be responsible for the form, character, genuineness, sufficiency, value or validity of any of the Collateral, or for or in respect of the validity or sufficiency of the Transition Bonds (other than the certificate of authentication for the Transition Bonds) or the Basic Documents and the Trustee shall in no event assume or incur any liability, duty or obligation to any Holder of a Transition Bond, other than as expressly provided for in this Indenture. The Trustee shall not be liable for the default or misconduct of the Issuer, the Seller, the Servicer or the Member or any Manager of the Issuer under any Basic Document or otherwise, or the default or misconduct of any counterparty under any Hedge Agreement or Interest Rate Swap Agreement, and the Trustee shall have no obligation or liability to perform the obligations of the Issuer.

      SECTION 6.05 Notice of Defaults. If a Default occurs and is continuing with respect to any Class or Series and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Rating Agency and to each Holder of Transition Bonds of all Series notice of the Default within ninety (90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Transition Bond, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Transition Bondholders.

      SECTION 6.06 Reports by Trustee to Holders. (a) The Trustee shall deliver to each Holder of Transition Bonds such information as may be required to enable such Holder to prepare its federal and state income tax returns.

      (b) With respect to each Series and Class of Transition Bonds, on or prior to each Payment Date therefor, the Trustee shall deliver a statement prepared by the Trustee to each Holder of Transition Bonds of such Series and Class which shall include (to the extent applicable) the following information (and any other information so specified in the Series Supplement for such Series) as to the Transition Bonds of such Series and Class with respect to such Payment Date or the period since the previous Payment Date, as applicable:

            (i) the amount paid to Holders of the Transition Bonds of such Series and Class in respect of principal; such amount to be expressed as a dollar amount per thousand;

            (ii) the amount paid to Holders of the Transition Bonds of such Series and Class in respect of interest; such amount to be expressed as a dollar amount per thousand;

            (iii) the Transition Bond Balance, after giving effect to the payments to be made on such Payment Date, and the Projected Transition Bond Balance, in each case for such Series and Class and as of such Payment Date;

            (iv) the amount on deposit in the Overcollateralization Subaccount for such Series and the Scheduled Overcollateralization Level for such Series as of such Payment Date;

            (v) the amount on deposit in the Capital Subaccount for such Series as of such Payment Date;

            (vi) the amount, if any, on deposit in the Reserve Subaccount as of such Payment Date;

            (vii) the amount to be paid to any Swap Counterparty;

            (viii) the amounts to be paid to the Trustee since the preceding Payment Date;

            (ix) the amounts paid to the Servicer since the preceding Payment Date; and

            (x) any other transfers and payments made pursuant to this Indenture.

      (c) If any Transition Bonds are listed on the Luxembourg Stock Exchange and rules of such exchange so require, the Trustee shall arrange for publication in an Authorized Newspaper that such statement shall be available with the Issuer's listing agent in Luxembourg appointed pursuant to Section 3.02(b).

      (d) The Trustee's responsibility for disbursing the information described in clause (b) above to Holders of Transition Bonds is limited to the availability, timeliness and accuracy of the information provided by the Servicer pursuant to Section 3.05 and Annex 1 of the Servicing Agreement.

      SECTION 6.07 Compensation and Indemnity. (a) The Issuer shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify and hold harmless the Trustee from and against any and all costs, damages, expenses, losses, liabilities or other amounts whatsoever (including counsel fees) incurred by the Trustee in connection with the administration of this trust, the enforcement of this trust and all of the Trustee's rights, powers and duties under this Indenture and the performance by the Trustee of the duties and obligations of the Trustee under or pursuant to this Indenture. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder.

      (b) The Issuer shall defend the claim and the Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee (i) through the Trustee's own wilful misconduct, negligence or bad faith or (ii) to the extent the Trustee was reimbursed for or indemnified against any such loss, liability or expense by the Seller pursuant to the Sale Agreement or by the Servicer pursuant to the Servicing Agreement.

      (c) When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(e) or 5.01(f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

      SECTION 6.08 Replacement of Trustee. (a) The Trustee may resign at any time upon thirty (30) days' prior written notice by so notifying the Issuer. The Issuer may remove the Trustee with or without cause at any time, with prior notice to the Rating Agencies, upon thirty (30) days' prior written notice, and shall remove the Trustee if:

            (i) the Trustee fails to comply with Section 6.11;

            (ii) the Trustee is adjudged a bankrupt or insolvent;

            (iii) a receiver or other public officer takes charge of the Trustee or its property; or

            (iv) the Trustee otherwise becomes incapable of acting.

      (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the "Retiring Trustee"), the Issuer shall promptly appoint a successor Trustee.

      (c) In addition, the Holders of a majority in Outstanding Amount of the Transition Bonds of all Series may remove the Trustee by so notifying the Issuer and the Trustee and such Holders may appoint a successor Trustee.

      (d) A successor Trustee shall deliver a written acceptance of its appointment to the Retiring Trustee and to the Issuer. Thereupon the resignation or removal of the Retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. No resignation or removal of the Trustee shall become effective until the acceptance of the appointment by a successor Trustee. The successor Trustee shall mail a notice of its succession to Transition Bondholders. The Retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

      (e) If a successor Trustee does not take office within sixty (60) days after the Retiring Trustee resigns or is removed, the Retiring Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Transition Bonds of all Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (f) If the Trustee fails to comply with Section 6.11, any Transition Bondholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      (g) Notwithstanding the replacement of the Trustee pursuant to this
Section 6.08, the Issuer's obligations under Section 6.07 shall continue for the benefit of the Retiring Trustee.

      SECTION 6.09 Successor Trustee by Merger. (a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association shall, without any further act be the successor Trustee. Notice of any such event shall be promptly given to each Rating Agency by the successor Trustee and any agent in Luxembourg appointed pursuant to Section 3.02(b).

      (b) In case at the time such successor or successors by merger, conversion, consolidation or transfer shall succeed to the trusts created by this Indenture any of the Transition Bonds shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any Retiring Trustee, and deliver such Transition Bonds so authenticated; and in case at that time any of the Transition Bonds shall not have been authenticated, any successor to the Trustee may authenticate such Transition Bonds either in the name of any Retiring Trustee hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force and effect granted by the Transition Bonds or by this Indenture and this force and effect shall be equal to any certificate issued by the Trustee.

      SECTION 6.10 Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction inwhich any part of the Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Transition Bondholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this
Section 6.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Transition Bondholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08. Notice of any such appointment shall be promptly given to each Rating Agency by the Trustee.

      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      SECTION 6.11 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a) and Section 26(a)(i) of the Investment Company Act of 1940. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of "BBB-" or better by Standard & Poor's, "Baa3" or better by Moody's and "BBB-" or better by Fitch. The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

      SECTION 6.12 Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

      SECTION 6.13 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

            (a) the Trustee is a banking corporation validly existing in good standing under the laws of the State of New York; and

            (b) the Trustee has full power, authority and legal right to execute, deliver and perform this Indenture and the Basic Documents to which the Trustee is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and such Basic Documents.

                                   ARTICLE VII

                    Transition Bondholders' Lists and Reports

      SECTION 7.01 Issuer To Furnish Trustee Names and Addresses of Transition Bondholders. The Issuer shall furnish or cause to be furnished to the Trustee
(a) not more than five days after the earlier of (i) each Record Date with respect to each Series and (ii) three months after the last Record Date with respect to each Series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Transition Bonds of such Series as of such Record Date, (b) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten
(10) days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Transition Bond Registrar, no such list shall be required to be furnished. In addition, the Issuer shall furnish such list to any listing, transfer or paying agent appointed under Section 3.02(b) to the extent such information is required by the rules and regulations of the Luxembourg Stock Exchange.

      SECTION 7.02 Preservation of Information; Communications to Transition Bondholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Transition Bonds contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Transition Bonds received by the Trustee in its capacity as Transition Bond Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

      (b) Transition Bondholders may communicate with other Transition Bondholders pursuant to Section 312(b) of the TIA, with respect to their rights under this Indenture or under the Transition Bonds.

      (c) The Issuer, the Trustee and the Transition Bond Registrar shall have the protection of Section 312(c) of the TIA.

      SECTION 7.03 Reports by Issuer. (a) The Issuer shall:

            (i) file with the Trustee and, so long as any Transition Bonds are listed on the Luxembourg Stock Exchange and its rules so require, with the listing agent of the Issuer in Luxembourg appointed pursuant to Section 3.02(b), within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) file with the Trustee, the Commission and, so long as any Transition Bonds are listed on the Luxembourg Stock Exchange, the listing agent in Luxembourg appointed pursuant to Section 3.02(b), in accordance with rules and regulations prescribed from time to time by the Commission or the Luxembourg Stock Exchange, respectively, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iii) supply to the Trustee (and the Trustee shall transmit by mail to all Transition Bondholders described in TIA Section 313(c)) and, so long as any Transition Bonds are listed on the Luxembourg Stock Exchange and its rules so require, to the listing agent of the Issuer in Luxembourg appointed pursuant to Section 3.02(b), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

      (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

      SECTION 7.04 Reports by Trustee. (a) If required by TIA Section 313(a), within sixty (60) days after the end of each fiscal year of the Issuer, commencing with the year after the issuance of the Transition Bonds of any Series, the Trustee shall mail to each Holder of Transition Bonds of such Series as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b); provided, however, that the initial report so issued shall be delivered not more than twelve (12) months after the initial issuance of each Series.

      (b) A copy of each report at the time of its mailing to Transition Bondholders shall be filed by the Trustee with the Commission and each stock exchange, if any, on which the Transition Bonds are listed (to the extent required by the rules of such exchange). The Issuer shall notify the Trustee if and when the Transition Bonds are listed on any stock exchange.

      SECTION 7.05 Provision of Servicer Reports. Upon the written request of any Transition Bondholder to the Trustee addressed to the Corporate Trust Office, the Trustee shall provide such Transition Bondholder with a copy of the Issuer Officer's Certificate referred to in Section 3.05 of the Servicing Agreement and the Annual Accountant's Report referred to in Section 3.06 of the Servicing Agreement. If any Transition Bonds are listed on the Luxembourg Stock Exchange and rules of such exchange so require, the Trustee shall also arrange for publication in an Authorized Newspaper that a copy of such Issuer Officer's Certificate and such Annual Accountant's Report shall be available with the Issuer's listing agent in Luxembourg appointed pursuant to Section 3.02(b).

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

      SECTION 8.01 Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

      SECTION 8.02 Collection Account. (a)(i) On or prior to the Series
Issuance Date for the first Series issued hereunder, the Issuer shall open, at the Trustee's Corporate Trust Office, or at another Eligible Institution, one or more segregated trust accounts in the Trustee's name for the benefit of the Holders (collectively, the "Collection Account"). The Collection Account shall initially be divided into subaccounts, which need not be separate bank accounts: a general subaccount (the "General Subaccount"), an overcollateralization subaccount for each Series of Transition Bonds (each, an "Overcollateralization Subaccount" or the "Series Overcollateralization Subaccount"), a capital subaccount for each Series of Transition Bonds (each, a "Capital Subaccount" or the "Series Capital Subaccount"), a capital reserve subaccount (the "Capital Reserve Subaccount"), a reserve subaccount (the "Reserve Subaccount"), a series subaccount for each Series of Transition Bonds (each, a "Series Subaccount") and a class subaccount for any Class of any Series of Transition Bonds which has a floating rate of interest as specified in any Series Supplement (each, a "Class Subaccount"). On or prior to the Series Issuance Date for each Series issued after the Series Issuance Date for the first Series issued hereunder, the Issuer shall establish an additional Series Subaccount therefor and a Class Subaccount for any Class of such Series which has a floating rate of interest and in respect of which the Issuer has entered into an Interest Rate Swap Agreement, as Subaccounts of the Collection Account. Prior to depositing funds or U.S. Government Obligations in the Collection Account pursuant to Sections 4.01 or 4.02, the Issuer shall establish defeasance subaccounts (each, a "Defeasance Subaccount") for each Series for which funds shall be deposited, as subaccounts of the Collection Account. All amounts in the Collection Account not allocated to any other Subaccount shall be allocated to the General Subaccount. Prior to the Initial Payment Date, all amounts in the Collection Account (other than funds deposited into the Capital Subaccount, up to the Required Capital Amount) shall be allocated to the General Subaccount. All payments received by the Trustee from any Swap Counterparty at any time shall be deposited in the related Class Subaccount. All references to the Collection Account shall be deemed to include reference to all subaccounts contained therein. Withdrawals from and deposits to each of the foregoing subaccounts of the Collection Account shall be made as set forth in Sections 4.01, 4.02, 4.03 and 8.02(d) through (o). The Collection Account shall at all times be maintained in an Eligible Securities Account and only the Trustee shall have access to the Collection Account for the purpose of making deposits in and withdrawals from the Collection Account in accordance with this Indenture. Funds in the Collection Account shall not be commingled by the Issuer with any other moneys, and shall not be commingled by the Trustee. All moneys deposited from time to time in the Collection Account, all deposits therein pursuant to this Indenture, and all investments made in Eligible Investments with such moneys, including all income or other gain from such investments, shall be held by the Trustee in the Collection Account as part of the Collateral as herein provided, with the exception of any amount up to $100,000 held at any time in the Capital Reserve Subaccount. The Capital Reserve Subaccount shall be funded with $100,000 from amounts contributed to the Capital Subaccount for the initial Series of Transition Bonds. Amounts on deposit in the Capital Reserve Subaccount shall be available, upon request of the Issuer, to pay any expenses of the Issuer.

            (ii) Notwithstanding any other provision of this Indenture, the Collection Account shall be a securities account and shall be established only with a securities intermediary (as defined in Section 8-102(a)(13) of the New Jersey UCC) that agrees with the Trustee that (A) the Collection Account shall be a securities account of the Trustee, (B) all property credited to the Collection Account shall be treated as a financial asset,
      (C) such securities intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to the Collection Account, (D) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person other than the Trustee to comply with entitlement orders originated by such other person, (F) the Collection Account and all property credited to it shall not be subject to any Lien, security interest, right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Trustee), and (G) such agreement shall be governed by the laws of the State of New Jersey. The Collection Account shall be under the control (within the meaning of Section 8-106 of the New Jersey UCC) of the Trustee. If at any time the Collection Account ceases to be an Eligible Securities Account, the Trustee shall, within ten (10) days, establish a new Collection Account as an Eligible Securities Account.

      (b) All or a portion of the funds in the Collection Account shall be invested in Eligible Investments and reinvested by the Trustee upon Issuer Order; provided, however, that no funds in the Defeasance Subaccount for any Series of Transition Bonds shall be invested in Eligible Investments or otherwise, except that U.S. Government Obligations deposited by the Issuer with the Trustee pursuant to Sections 4.01 or 4.02 shall remain as such. Except as provided in Section 8.02(g)(x), all income or other gain from investments of moneys deposited in the Collection Account shall be deposited by the Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the Collection Account. The Issuer shall not direct the Trustee to make any investment of any funds or to sell any investment held in the

Collection Account unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment or sale, if requested by the Trustee, the Issuer shall deliver to the Trustee an Issuer Opinion of Counsel, acceptable to the Trustee, to such effect. Subject to
Section 6.01(c), the Trustee shall not in any way be held liable for the selection of Eligible Investments or for investment losses incurred thereon except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as Trustee, in accordance with their terms. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction pursuant to an Issuer Order; provided, however, that if (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Collection Account to the Trustee by 11:00 a.m. (prevailing New York City time) (or such other time as may be agreed by the Issuer and Trustee) on any Business Day, or (ii) a Default or Event of Default shall have occurred and be continuing but the Transition Bonds shall not have been declared due and payable pursuant to Section 5.02, then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account in one or more Eligible Investments of the kind described in clause (e) of the definition thereof.

      (c) Any TBC Collections remitted by the Servicer to the Trustee, any Indemnity Amounts remitted to the Trustee by the Seller or the Servicer or otherwise received by the Trustee or the Issuer, any other proceeds of Collateral received by the Servicer, the Issuer or the Trustee, and any amounts paid by any counterparty under any Hedge Agreement or Interest Rate Swap Agreement received by the Servicer, the Issuer or the Trustee, shall be deposited in the General Subaccount.

      (d) Monthly, on the [ ]th day of each month, the fee owed to the Trustee in an amount equal to $1,250 for such month, plus any expenses, including legal fees and expenses, Indemnity Amounts (up to a maximum of $10,000,000 unless the Issuer has received confirmation from S&P that a further amount will not result in a reduction or withdrawal of the then current rating of the Outstanding Transition Bonds) and any other amounts due and owing to the Trustee pursuant to the Basic Documents for such month so long as no Event of Default would result from the payment of such Indemnity Amounts (as limited above) or such other amounts, shall, at the direction of the Servicer, be paid to the Trustee.

      (e) After the distribution made pursuant to clause (d) above, monthly, on the [ ]th day of each month, the Monthly Servicing Fee and any unpaid Monthly Servicing Fees shall, at the direction of the Servicer, be paid to the Servicer to the extent that such amounts have not been withheld by the Servicer from TBC Collections pursuant to Section 5.07 of the Servicing Agreement.

      (f) On each Payment Date, or such other date related to such Payment Date as may be specified in the related Series Supplement (the "Swap Payment Date"), the Trustee, at the direction of the Servicer, shall allocate to each Class Subaccount from the related Series Subaccount the amounts specified in the related Series Supplement. Such amounts shall be so allocated after taking into account all allocations required in connection with such Payment Date under clauses (d) and (e) above and (g)(i) through (iii) below; provided that in the event of any shortfall of amounts to be allocated pursuant to clause (g)(iii) among more than one Class of the applicable Series, amounts shall be allocated to such Class Subaccount on a Pro Rata basis with all other Classes of the relevant Series. Amounts in each Class Subaccount shall be applied as provided in the related Series Supplement. Any overdue and unpaid amounts due to any Swap Counterparty shall be paid from the related Class Subaccount pari passu and pro rata with any overdue and unpaid interest due to the Holders of the related Class of Transition Bonds.

      (g) Except as otherwise provided in any Series Supplement with respect to any floating rate Class, on each Payment Date, by 12:00 noon (prevailing New York City time), or if such day is not a Business Day, on the following Business Day, the Trustee shall, at the direction of the Servicer, apply all amounts on deposit in the General Subaccount of the Collection Account and any investment earnings on the subaccounts in the Collection Account, after distribution in accordance with clauses (d) and (e) above, and, subject to the qualifications therein, after allocation to any Class Subaccount and payment to any related Swap Counterparty in accordance with clause (f) above, in the following priority:

            (i) the administration fee payable under the Administration Agreement, as specified in the related Series Supplement, shall be paid to the Administrator; and fees payable to the Independent Managers in an amount equal to $[ ] for such Payment Date, shall be paid to the Independent Managers;

            (ii) so long as no Event of Default has occurred and is continuing or would be caused by such payment, all Operating Expenses other than distributions in accordance with clauses (d), (e) and (g)(i) above shall be paid to the Persons entitled thereto, provided that the amount paid on such Payment Date pursuant to this clause (g)(ii) may not exceed $100,000 in the aggregate for all Series;

            (iii) an amount equal to Interest payable on each Class of each Series of Transition Bonds on such Payment Date shall be allocated on a Pro Rata basis to the corresponding Series Subaccount, which, to the extent provided in any Series Supplement with respect to interest on any floating rate Class, shall be an amount equal to the applicable amount specified in the related Series Supplement payable with respect to that Class and which will be allocated Pro Rata to the corresponding Class Subaccount;

            (iv) an amount equal to any Principal of each Class of each Series of Transition Bonds payable as a result of acceleration pursuant to
      Section 5.02, any Principal of any Series or Class of Transition Bonds payable on the Final Maturity Date of such Series or Class, and any Principal of a Series or Class of Transition Bonds payable on the Redemption Date for such Series or Class shall be allocated on a Pro Rata basis to the corresponding Series Subaccount;

            (v) an amount equal to Principal scheduled to be paid on each Class of each Series of Transition Bonds on such Payment Date according to the Expected Amortization Schedule, excluding any amounts provided for pursuant to clause (g)(vi) above, shall be allocated on a Pro Rata basis to the corresponding Series Subaccount;

            (vi) all remaining unpaid Operating Expenses and Indemnity Amounts shall be paid to the Persons entitled thereto;

            (vii) any amount necessary to replenish any shortfalls in the Capital Subaccount for each Series below the Required Capital Amount for such Series shall be allocated to the Capital Subaccount for such Series, Pro Rata, based on the Outstanding principal balance of each Series;

            (viii) an amount shall be allocated to the Overcollateralization Subaccount for each Series sufficient to cause the amount in the Overcollateralization Subaccount for such Series to equal the Scheduled Overcollateralization Level for such Series as of that Payment Date, Pro Rata, based on the Outstanding principal balance of each Series;

            (ix) any amounts payable by the Issuer under any Hedge Agreement on such Payment Date shall be paid to the Persons entitled thereto, other than any amounts paid pursuant to clause (g)(iii) above;

            (x) so long as no Event of Default has occurred and is continuing, an amount equal to investment earnings on amounts in the Capital Subaccount shall be released to the Issuer;

            (xi) the balance, if any, shall be allocated to the Reserve Subaccount; and

            (xii) following repayment of all outstanding Series of Transition Bonds, the balance, if any, shall be released to the Issuer free from the Lien of this Indenture.

      (h) For purposes of allocations among Series prior to an acceleration of the Transition Bonds pursuant to Section 5.02, except as otherwise provided in any Series Supplement, "Pro Rata" means with respect to any Series a ratio, (i) in the case of a payment of Interest on any Payment Date, the numerator of which is the amount of Interest payable on such Series on such Payment Date and the denominator of which is the aggregate amount of Interest payable on all Series on such Payment Date; (ii) in the case of a payment of Principal on any Payment Date, the numerator of which is the aggregate amount of Principal scheduled to be paid or payable, as the case may be, on such Payment Date with respect to such Series and the denominator of which is the sum of the aggregate amounts of Principal scheduled to be paid or payable, as the case may be, with respect to all Outstanding Series on such Payment Date; and (iii) in the case of a payment or allocation on any Payment Date other than of Interest or Principal, the numerator of which is the Outstanding principal amount of such Series immediately prior such Payment Date and the denominator of which is the aggregate Outstanding principal amount of all Series immediately prior such Payment Date.

      (i) If, on any Payment Date, funds on deposit in the General Subaccount are insufficient to make the payments and allocations contemplated by subclauses
(d), (e), (f) and (g)(i) through (v), (vii) and (viii) above for all Series, the Trustee shall, at the direction of the Servicer, draw from amounts on deposit in the following subaccounts in the following order up to the amount of such shortfall, in order to make such payments and allocations:

            (i) from the Reserve Subaccount for all Series, Pro Rata, for payments and allocations contemplated by subclauses (d), (e), (f) and
      (g)(i) through (v), (vii) and (viii),

            (ii) from the Overcollateralization Subaccount for such Series, Pro Rata, for payments and allocations contemplated by subclauses (d), (e),
      (f) and (g)(i) through (v), and

            (iii) from the Capital Subaccount for such Series, Pro Rata, for payments and allocations contemplated by subclauses (d), (e), (f) and
      (g)(i) through (v);

provided that no amounts from the Reserve Subaccount, the Overcollateralization Subaccount for such Series or the Capital Subaccount for such Series shall by allocated to any Class Subaccount pursuant to subclause (g)(iii) to the extent a shortfall in amounts available to pay interest due on the related Class of Transition Bonds is due solely to any failure by a Swap Counterparty to make payments due under the related Interest Rate Swap Agreement.

      (j) On each Payment Date for any Series prior to an acceleration of the Transition Bonds pursuant to Section 5.02, the amounts on deposit in the Series Subaccount shall be allocated, at the direction of the Servicer, in the following order of priority: (i) to pay Interest due and payable on the Transition Bonds of such Series with respect to such Payment Date to the Holders of Transition Bonds of such Series, and (ii) the balance, if any, up to the amount of Principal scheduled to be paid or payable on the Transition Bonds of such Series on such Payment Date, to pay such Principal to the Holders of Transition Bonds of such Series.

      (k) Prior to an acceleration of the Transition Bonds pursuant to Section 5.02, all allocations of Principal and Interest with respect to any Series comprised of two or more Classes shall be allocated among the Classes within such Series on a Pro Rata basis.

      (l) For purposes of allocations among Classes within a single Series prior to an acceleration of the Transition Bonds pursuant to Section 5.02, except as otherwise provided in any Series Supplement, "Pro Rata" means with respect to any Class a ratio, (i) in the case of a payment of Interest with respect to any Payment Date, the numerator of which is the amount of interest payable to such Class on such Payment Date, or in the case of any Class of floating rate Transition Bonds, the Gross Fixed Amount for that class (as such term is defined by the related Series Supplement) on such Payment Date, and the denominator of which is the aggregate amount of interest payable on all Classes within such Series on such Payment Date; and (ii) in the case of a payment of Principal on any Payment Date, the numerator of which is the aggregate amount of Principal scheduled to be paid or payable, as the case may be, on such Payment Date with respect to such Class and the denominator of which is the sum of the aggregate amounts of Principal scheduled to be paid or payable, as the case may be, with respect to all Outstanding Classes within such Series on such Payment Date.

      (m) Prior to an acceleration of the Transition Bonds pursuant to Section 5.02, all payments of Principal and Interest to Holders of Transition Bonds of a single Class, or of a single Series without Classes, shall be made on a proportionate basis based on the respective principal amounts of such Transition Bonds held by such Holders.

      (n) Upon an acceleration of the maturity of the Transition Bonds pursuant to Section 5.02, the aggregate amount of principal of and interest accrued on each Transition Bond shall be payable, without priority of interest over principal or of principal over interest and without regard to Series or Class, in the proportion that the aggregate amount of principal of and interest accrued on such Transition Bond bears to the aggregate amount of principal of and interest accrued on all Transition Bonds.

      (o) Notwithstanding any other provision in this Indenture to the contrary, in the event of anacceleration of the Transition Bonds and a subsequent liquidation of the Collateral in accordance with Section 5.04(a), if so provided in any Interest Rate Swap Agreement, the proceeds of such liquidation allocated to the related Class of floating rate Transition Bonds in accordance with this
Section 8.03 shall be allocated between and paid to the holders of such floating rate Class, on the one hand, and the related Swap Counterparty, on the other hand, pro rata based on the aggregate amount of principal and interest due and payable on such floating rate Class and the aggregate amount payable to the related Swap Counterparty in accordance with such Interest Rate Swap Agreement.

      SECTION 8.03 Release of Collateral. (a) All money and other property withdrawn from the Collection Account by the Trustee for payment to the Issuer as provided in this Indenture in accordance with Section 8.02 shall be deemed released from this Indenture when so withdrawn and applied in accordance with the provisions of Article VIII, without further notice to, or release or consent by, the Trustee.

      (b) Other than as provided for in clause (a) above, the Trustee shall release property from the Lien of this Indenture only as and to the extent permitted by the Basic Documents and only upon receipt of an Issuer Request accompanied by an Issuer Officer's Certificate, an Issuer Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01 or an Issuer Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificate.

      (c) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this
Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

      (d) Subject to Section 8.03(b), the Trustee shall, at such time as there are no Transition Bonds Outstanding and all sums due the Trustee pursuant to
Section 6.07 have been paid, release any remaining portion of the Collateral that secured the Transition Bonds from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds or investments then on deposit in or credited to the Collection Account.

      SECTION 8.04 Issuer Opinion of Counsel. The Trustee shall receive at least five days notice when requested by the Issuer to take any action pursuant to Section 8.03, accompanied by copies of any instruments involved, and the Trustee shall also require, as a condition to such action, an Issuer Opinion of Counsel, in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Transition Bonds or the rights of the Transition Bondholders in contravention of the provisions of this Indenture; provided, however, that such Issuer Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

      SECTION 8.05 Reports by Independent Accountants. The Issuer shall appoint a firm of Independent certified public accountants of recognized national reputation for purposes of preparing and delivering the reports or certificates of such accountants required by this Indenture and the related Series Supplements. Upon any resignation by such firm, the Issuer shall promptly appoint a successor thereto that shall also be a firm of Independent certified public accountants of recognized national reputation. If the Issuer shall fail to appoint a successor to a firm of Independent certified public accountants that has resigned within fifteen (15) days after such resignation, the Trustee shall promptly notify the Issuer of such failure in writing. If the Issuer shall not have appointed a successor within ten (10) days thereafter, the Trustee shall promptly appoint a successor firm of Independent certified public accountants of recognized national reputation. The fees of such firm of Independent certified public accountants and its successor shall be payable by the Issuer.


                                   ARTICLE IX

                             Supplemental Indentures

      SECTION 9.01 Supplemental Indentures Without Consent of Transition Bondholders. (a) Without the consent of the Holders of any Transition Bonds or the counterparty under any Hedge Agreement or Interest Rate Swap Agreement but with prior notice to the Rating Agencies, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

            (i) to correct or amplify the description of the Collateral, or better to assure, convey and confirm unto the Trustee the Collateral, or to subject to the Lien of this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any applicable successor of the covenants of the Issuer contained herein and in the Transition Bonds;

            (iii) to add to the covenants of the Issuer, for the benefit of the Transition Bondholders, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to the Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any Supplemental Indenture which may be inconsistent with any other provision herein or in any Supplemental Indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any Supplemental Indenture; provided, however, that (i) such action shall not, as evidenced by an Issuer Opinion of Counsel, adversely affect in any material respect the interests of any Transition Bondholder or any counterparty under any Hedge Agreement or Interest Rate Swap

      Agreement and (ii) prior notice of such action shall have been provided to the Rating Agencies;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Trustee with respect to the Transition Bonds and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Article VI;

            (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

            (viii) to set forth the terms of any Series that has not theretofore been authorized by a Supplemental Indenture, provided that prior notice shall have been provided to the Rating Agencies;

            (ix) to provide for any Interest Rate Swap Agreements with respect to any Series or Class of Transition Bonds which bears a floating rate of interest or any Series or Class with specified credit enhancement; provided, however, that:

                  (A) such action shall not, as evidenced by an Opinion of
            Counsel, adversely affect in any material respect the interests of any Transition Bondholder or any counterparty under any Hedge Agreement or any other Interest Rate Swap Agreement and

                  (B) prior notice of such action shall have been provided to the Rating Agencies; or

            (x) to authorize the appointment of any listing agent, transfer agent or paying agent or additional registrar for any Class of any Series of Transition Bonds required or advisable in connection with the listing of any Class or any Series of Transition Bonds on the Luxembourg Stock Exchange or any other stock exchange, and otherwise to amend this Indenture to incorporate any changes requested or required by any governmental authority, stock exchange authority, listing agent, transfer agent or paying agent or additional registrar for any Class or any Series of Transition Bonds in connection with that listing.

      (b) The Trustee is hereby authorized to join in the execution of any such Supplemental Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      SECTION 9.02 Supplemental Indentures with Consent of Transition Bondholders. (a) The Issuer and the Trustee, when authorized by an Issuer
Order, also may, upon satisfaction of the Rating Agency Condition (in each case, accompanied by the form of the proposed supplemental indenture) and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Transition Bonds of each Series or Class to be affected, by Act of such Holders delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Transition Bonds under this Indenture; provided, however, that no such Supplemental Indenture shall, without the consent of the Holder of each Outstanding Transition Bond of each Series or Class and each counterparty under any Hedge Agreement or Interest Rate Swap affected thereby:

            (i) change the date of payment of any instalment of principal of or interest on any Transition Bond, or reduce the principal amount thereof, the interest rate thereon or the redemption price with respect thereto, change the provisions of the Interest Rate Swap Agreement relating to the amount, calculation or timing of payments, change the provisions of this Indenture and the related applicable Supplemental Indenture or Series Supplement relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Transition Bonds, or change the currency in which, any Transition Bond or the interest thereon is payable;

            (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Transition Bonds on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (iii) reduce the percentage of the Outstanding Amount of the Transition Bonds or of a Series or Class thereof, the consent of the Holders of which is required for any such Supplemental Indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or defaults hereunder and their consequences provided for in this Indenture or modify or alter the provisions of the proviso to the definition of the term "Outstanding";

            (iv) reduce the percentage of the Outstanding Amount of the Transition Bonds required to direct the Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04 or to preserve the Collateral pursuant to Section 5.05;

            (v) reduce the percentage of the Outstanding Amount of a Series or Class of Transition Bonds, the consent of the Holders of which is required for any amendments to the Sale Agreement, the Administration Agreement, the Servicing Agreement or any Interest Rate Swap Agreement;

            (vi) modify any of the provisions of this Indenture in such manner so as to affect the amount of any payment of interest or principal payable on any Transition Bond on any Payment Date or change the Redemption Dates, Expected Amortization Schedules or Final Maturity Date of any Series or Class of Transition Bonds, or the method of calculation of interest on any floating rate Transition Bond;

            (vii) decrease the Overcollateralization Amount or Required Capital Amount with respect to any Series or the Scheduled Overcollateralization Level with respect to any Payment Date;

            (viii) modify or alter the provisions of this Indenture regarding the voting of Transition Bonds held by the Issuer, the Seller, an Affiliate of either of them or any obligor on the Transition Bonds;

            (ix) decrease the percentage of the aggregate principal amount of Transition Bonds required to amend the sections of this Indenture which specify the applicable percentage of the aggregate principal amount of the Transition Bonds necessary to amend this Indenture or any other Basic Documents; or

            (x) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Transition Bond of the security provided by the Lien of this Indenture.

      (b) It shall not be necessary for any Act of Transition Bondholders under this Section 9.02 to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      (c) Promptly after the execution by the Issuer and the Trustee of any Supplemental Indenture pursuant to this Section 9.02, the Trustee shall mail to the Holders of the Transition Bonds to which such amendment or Supplemental Indenture relates a notice setting forth in general terms the substance of such Supplemental Indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture. If any Transition Bonds are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Trustee shall arrange for publication an Authorized Newspaper that such notice shall be available with the Issuer's listing agent in Luxembourg appointed pursuant to
Section 3.02(b).

      SECTION 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any Supplemental Indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Issuer Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      SECTION 9.04 Effect of Supplemental Indenture. Upon the execution of any Supplemental Indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to each Series or Class of Transition Bonds affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer, the Holders of the Transition Bonds and any counterparty under any Hedge Agreement or Interest Rate Swap Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every Supplemental Indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

      SECTION 9.06 Reference in Transition Bonds to Supplemental Indentures. Transition Bonds authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture. If the Issuer or the Trustee shall so determine, new Transition Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such Supplemental Indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Transition Bonds.

                                    ARTICLE X

                         Redemption of Transition Bonds

      SECTION 10.01 Optional Redemption by Issuer. If so provided in the related Series Supplement and provided that there is no Interest Rate Swap Agreement with respect to any Class of that Series in effect, theIssuer may, at its option, redeem all, but not less than all, of the Transition Bonds of a Series on any Payment Date if, after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of any such Series of Transition Bonds has been reduced to less than five percent (5%) of the initial principal balance of such Series. The redemption price in any case shall be equal to the outstanding principal amount of the Bonds to be redeemed plus accrued and unpaid interest thereon at the Interest Rate to the Redemption Date (the "Redemption Price"). If the Issuer elects to redeem the Transition

Bonds of a Series pursuant to this Section 10.01, it shall furnish notice of such election to (a) the Trustee, not later than twenty-five (25) days prior to the Redemption Date for such redemption and (b) to the Rating Agencies, not later than ten (10) days prior to such Redemption Date, whereupon all such Transition Bonds shall be due and payable on such Redemption Date upon the furnishing of a notice complying with Section 10.03 to each Holder of the Transition Bonds of such Series pursuant to this Section 10.01.

      SECTION 10.02 Mandatory Redemption by Issuer. The Issuer shall redeem the Transition Bonds of a Series on the Redemption Date or Dates, if any, in the amounts required, if any, and at the redemption price specified in the Series Supplement for such Series, which in any case shall be not less than the outstanding principal amount of the Bonds to be redeemed, plus accrued interest thereon to such Redemption Date. If the Issuer is required to redeem the Transition Bonds of a Series pursuant to this Section 10.02, it shall furnish notice of such requirement to the Trustee not later than twenty-five (25) days prior to the Redemption Date for such redemption whereupon all such Transition Bonds shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.03 to each Holder of the Transition Bonds of such Series pursuant to this Section 10.02.

      SECTION 10.03 Form of Redemption Notice. (a) Unless otherwise specified in the Series Supplement relating to a Series of Transition Bonds, notice of redemption under Sections 10.01 or 10.02 shall be given by the Trustee by first-class mail, postage prepaid, mailed not less than five days nor more than forty-five (45) days prior to the applicable Redemption Date to each Holder of Transition Bonds to be redeemed, as of the close of business on the Record Date preceding the applicable Redemption Date at such Holder's address appearing in the Transition Bond Register.

      (b) All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) the amount of such Transition Bonds to be redeemed;

            (iii) the Redemption Price; and

            (iv) the place where such Transition Bonds are to be surrendered for payment of the Redemption Price and accrued interest (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

      (c) Notice of redemption of the Transition Bonds to be redeemed shall be given by the Trustee in the name and at the expense of the Issuer. For so long as any Transition Bonds are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Trustee shall arrange that such notice will also be given by publication in an Authorized Newspaper at least ten (10) days prior to the Redemption Date. Failure to give notice of redemption, or any defect therein, to any Holder of any Transition Bond selected for redemption shall not impair or affect the validity of the redemption of any other Transition Bond. Notice of optional redemption shall be irrevocable once given.

      SECTION 10.04 Payment of Redemption Price. If notice of redemption has been duly mailed or duly waived by the Holders of all Transition Bonds called for redemption, then the Transition Bonds called for redemption shall be payable on the applicable Redemption Date at the applicable Redemption Price. No further interest will accrue on the principal amount of any Transition Bonds called for redemption after the Redemption Date, and the Holders of such Transition Bonds will have no rights with respect thereto, if payment of the Redemption Price has been duly provided for on or before the Redemption Date declared therefor. Notwithstanding the foregoing, the Holders of the Transition Bonds shall be entitled to payment of interest on the Redemption Price accrued at the related Interest Rates to the extent the Issuer fails to pay the Redemption Price on the Redemption Date. Payment of the Redemption Price shall be made by the Trustee to or upon the order of the Holders of the Transition Bonds called for redemption upon surrender of such Transition Bonds, and the Transition Bonds so redeemed shall cease to be of further effect and the Lien hereunder shall be released with respect to such Transition Bonds.


                                   ARTICLE XI

                                  Miscellaneous

      SECTION 11.01 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee (i) an Issuer Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Issuer Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and
(iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.01, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

      (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (i) statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

      SECTION 11.02 Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Issuer Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      (d) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truthand accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      SECTION 11.03 Acts of Transition Bondholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Transition Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Transition Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Transition Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 11.03.

      (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

      (c) The ownership of Transition Bonds shall be proved by the Transition Bond Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Transition Bonds shall bind the Holder of every Transition Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Transition Bond.

      SECTION 11.04 Notices, etc., to Trustee, Issuer and Rating Agencies. (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Transition Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

            (i) the Trustee by any Transition Bondholder or by the Issuer, or

            (ii) the Issuer by the Trustee or by any Transition Bondholder,

shall be sufficient for every purpose hereunder if in English and in writing, and sent by United States first-class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first-class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such request, demand, authorization, direction, notice, consent, waiver or Act shall be effective when delivered or transmitted, or if mailed, five days after deposit in the United States first-class mail with proper postage for first-class mail prepaid, in the case of the Trustee, addressed to the Trustee at its Corporate Trust Office, and in the case of the Issuer, addressed to:
PSE&G Transition Funding LLC, 80 Park Plaza, T-4D, Newark, New Jersey, 07102,
Attention: Managers, or at any other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Transition Bondholders to the Trustee.

      (b) Notices required to be given to the Rating Agencies by the Issuer, the Trustee or a Manager shall be in writing, delivered personally, via facsimile transmission, by reputable overnight courier or by first-class mail, postage prepaid, to: (i) in the case of Moody's: Moody's Investors Service, Inc.,
Attention: ABS Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor's: Standard & Poor's Corporation, 55 Water Street, New York, NY 10041, Attention: Asset Backed Surveillance Department and (iii) in the case of Fitch: Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: ABS Surveillance.

      SECTION 11.05 Notices to Transition Bondholders; Waiver. (a) Where this Indenture provides for notice to Transition Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered by first-class mail, postage prepaid, to each Transition Bondholder affected by such event, at the address of such Transition Bondholder as it appears on the Transition Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Transition Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Transition Bondholder shall affect the sufficiency of such notice with respect to other Transition Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

      (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Transition Bondholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      (c) In case it shall be impractical to deliver notice in accordance with clause (a) of this Section 11.05 to the Holders of Transition Bonds when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

      SECTION 11.06 Notices to Luxembourg Stock Exchange. (a) For so long as any Transition Bonds are listed on the Luxembourg Stock Exchange and to the extent the rules of such exchange so require, the Issuer shall notify the Luxembourg Stock Exchange and any agent appointed pursuant to Section 3.02(b) if any rating assigned to such Transition Bonds is reduced or withdrawn and shall arrange for such notice to be published in an Authorized Newspaper.

      (b) For so long as any Transition Bonds are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Trustee shall make available to the Holders of such Transition Bonds and shall deposit on file with the Issuer's listing agent in Luxembourg appointed pursuant to Section 3.02(b), copies of the Basic Documents, all reports provided to Transition Bondholders pursuant to this Indenture, the prospectus related to such Transition Bonds, the reports of independent certified public accountants obtained with respect to the Issuer pursuant to this Indenture, the financial information regarding PSE&G in its annual report on Form 10-K for the fiscal year ended December 31, 1999 and copies of each annual report of PSE&G on Form 10-K for subsequent fiscal years. The Trustee shall deposit with the Chief Registrar of the District Court of Luxembourg prior to listing on the Luxembourg Stock Exchange a copy of the Issuer Certificate of Formation, the Issuer LLC Agreement and any legal notices relating to the issuance of such Transition Bonds.

      SECTION 11.07 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Transition Bonds to the contrary, the Issuer may enter into any agreement with any Holder of a Transition Bond providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

      SECTION 11.08 Conflict with Trust Indenture Act. (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

      (b) The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

      SECTION 11.09 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 11.10 Successors and Assigns. (a) All covenants and agreements in this Indenture and the Transition Bonds by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

      (b) All agreements of the Trustee in this Indenture shall bind its successors.

      (c) The Trustee shall provide prior notice to the Rating Agencies of any assignment of the obligations under this Agreement.


      SECTION 11.11 Severability. In case any provision in this Indenture or in the Transition Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 11.12 Benefits of Indenture. Nothing in this Indenture or in the Transition Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Transition Bondholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 11.13 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Transition Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      SECTION 11.14 GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 11.15 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 11.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Transition Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Member or any Manager, employee or agent of the Issuer or (ii) any stockholder, officer, director, employee or agent of the Trustee (it being understood that none of the Trustee's obligations are in its individual capacity).

      SECTION 11.17 No Petition. The Trustee, by entering into this Indenture, and each Transition Bondholder, by accepting a Transition Bond, hereby covenants and agrees (or shall be deemed to have covenanted and agreed) that it shall not at any time institute against the Issuer, or join in the institution against the Issuer of, or acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer or ordering the winding up or liquidation of the affairs of the Issuer.

      IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed and delivered by a Manager and an officer, respectively, thereof, each thereunto duly authorized, all as of the day and year first above written.


                                               PSE&G TRANSITION FUNDING LLC,
                                                   as Issuer


                                               By: __________________________
                                                   Name:
                                                   Title: Manager



                                               THE BANK OF NEW YORK,
                                                   as Trustee



                                               By: __________________________
                                                   Name:
                                                   Title: Trust Officer

                                   APPENDIX A

                               MASTER DEFINITIONS

                                    EXHIBIT A

                        FORM OF TRANSITION BOND TRANSFER

                                    EXHIBIT B



                          PSE&G TRANSITION FUNDING LLC,

                                     Issuer

                                       and

                              THE BANK OF NEW YORK,

                                     Trustee


                         ------------------------------

                            2001-1 SERIES SUPPLEMENT

                         Dated as of [January] __, 2001

                         ------------------------------

      2001-1 SERIES SUPPLEMENT dated as of [January] __, 2001 (this "Supplement"), by and between PSE&G TRANSITION FUNDING LLC, a Delaware limited liability company (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation (the "Trustee"), as Trustee under the Indenture dated as of [January] __, 2001, between the Issuer and the Trustee (the "Indenture").

                              PRELIMINARY STATEMENT

      Section 9.01 of the Indenture provides, among other things, that the Issuer and the Trustee may at any time and from time to time enter into one or more indentures supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of a Series of Transition Bonds and specifying the terms thereof. The Issuer has duly authorized the execution and delivery of this Supplement and the creation of a Series of Transition Bonds with an initial aggregate principal amount of $[______] to be known as the Issuer's Transition Bonds, Series 2001-1 (the "Series 2001-1 Transition Bonds"). All acts and all things necessary to make the Series 2001-1 Transition Bonds, when duly executed by the Issuer and authenticated by the Trustee as provided in the Indenture and this Supplement and issued by the Issuer, the valid, binding and legal obligations of the Issuer and to make this Supplement a valid and enforceable supplement to the Indenture have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized. The Issuer and the Trustee are executing and delivering this Supplement in order to provide for the Series 2001-1 Transition Bonds.

      In order to secure the payment of principal of and interest on the Series 2001-1 Transition Bonds issued and to be issued under the Indenture and/or any Series Supplement, the Issuer hereby confirms the Grant to the Trustee for the benefit of the Holders of the Series 2001-1 Transition Bonds from time to time issued and Outstanding, of all of the Issuer's right, title and interest in, to and under the Collateral, including, without limitation, the Bondable Transition Property transferred by the Seller to the Issuer as of the Initial Transfer Date pursuant to the Sale Agreement and all proceeds thereof.

      The Trustee, on behalf of the Holders of the Series 2001-1 Transition Bonds, acknowledges the confirmation of such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform its duties required in the Indenture and this Supplement.

      SECTION 1. Definitions.

      All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise.

      SECTION 2. Other Definitional Provisions.

      Approved Replacement Counterparty has the meaning set forth in Section 9(a) of this Supplement.

      Authorized Denominations shall mean $1,000 and integral multiples of $1.00 above that amount, provided, however, that one Transition Bond of each Class may have a denomination of less than $1,000.

      Calculation Period means, with respect to a Payment Date, the period from and including the preceding Payment Date to but excluding such Payment Date, or in the case of the first Calculation Period, from and including the Series Issuance Date to but excluding the initial Payment Date.

      Class A-4 Bonds means the Series 2001-1 Transition Bonds, Class A-4.

      Class A-4 Gross Fixed Amount with respect to any Payment Date means an amount equal to the product of the Class A-4 Gross Fixed Rate times the Outstanding Amount of the Class A-4 Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the Class A-4 Bonds on such preceding Payment Date, which product
(i) in the case of each Payment Date other than the initial Payment Date shall be multiplied by the number of days (determined on the basis of a 360-day year of twelve 30-day months) from and including the preceding payment date to, but excluding, the current Payment Date, divided by 360, and (ii) in the case of the initial Payment Date, shall be multiplied by the actual number of days from and including the Series Issuance Date to, but excluding, the initial Payment Date, divided by 360.

      Class A-4 Gross Fixed Rate has the meaning set forth in Section 4 of this Supplement.

      Class A-4 Interest Determination Date means, with respect to a Payment Date, the day two London Banking Days prior to such Payment Date, or, in the case of the initial Payment Date, each of the days two London Banking Days prior to the Series Issuance Date, March 15, 2001 and June 15, 2001.

      Class A-4 Swap Agreement means the Original Class A-4 Swap Agreement and any replacement Interest Rate Swap Agreement relating to the Class A-4 Bonds entered into pursuant to Section 9 of this Supplement.

      Class A-4 Swap Counterparty means the Swap Counterparty under the Class A-4 Swap Agreement.

      Expected Amortization Schedule means Schedule A to this Supplement.

      Expected Final Payment Date means, with respect to any Class of the Series 2001-1 Transition Bonds, the expected final payment date therefor, as specified in Section 4 of this Supplement.

      Final Maturity Date means, with respect to any Class of the Series 2001-1 Transition Bonds, the final maturity date thereof, as specified in Section 4 of this Supplement.

      Interest Rate has the meaning set forth in Section 4 of this Supplement.

      LIBOR means a rate per annum equal to the London interbank offered rate for three-month United States dollar deposits (except with respect to the period from the date of issuance to and including March 14, 2001 when the rate will be based on one-month United States dollar deposits), calculated by the Trustee on the Class A-4 Interest Determination Date according the procedure in Schedule C hereto.

      London Banking Day means a day on which dealings in United States dollars are transacted in the London interbank market.

      Original Class A-4 Swap Agreement means the Interest Rate Swap Agreement dated as of January , 2001, between the Issuer and [________], as the Swap Counterparty thereunder, relating to the Class A-4 Bonds.

      Overcollateralization Amount has the meaning set forth in Section 6(d) of this Supplement.

      Payment Date has the meaning set forth in Section 6(a) of this Supplement.

      Qualified Replacement Counterparty means a Replacement Counterparty that
(i) has the Required Rating from each of the Required Rating Agencies or (ii) enters into such other arrangements as will result in the Class A-4 Bonds receiving ratings from the Required Rating Agencies not less than the ratings that would be received if such Replacement Counterparty satisfied the Required Rating for each of the Required Rating Agencies.

      Rating Agency means any Rating Agency (as defined in the Indenture) rating the Class A-4 Bonds as of the Series Issuance Date.

      Record Date shall mean, with respect to any Payment Date, the Business Day prior to such Payment Date or, with respect to any Definitive Transition Bonds, the last Business Day of the month preceding such Payment Date.

      Replacement Counterparty has the meaning set forth in Section 9(a) of this Supplement.

      Required Capital Amount has the meaning set forth in Section 6(e) of this Supplement.

      Required Rating means "Aa3" in the case of Moody's, either "AA" or "A-1+" in the case of S&P and "A" in the case of Fitch.

      Required Rating Agencies means Moody's, S&P and, if the Swap Counterparty is rated by Fitch, Fitch.

      Series Issuance Date has the meaning set forth in Section 3(b) of this Supplement.

      Swap Agent has the meaning set forth in Section 9(a) of this Supplement.

      SECTION 3. Designation; Series Issuance Dates.

            (1) Designation. The Series 2001-1 Transition Bonds shall be designated generally as the Issuer's Transition Bonds, Series 2001-1, and further denominated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8.

            (2) Series Issuance Date. The Series 2001-1 Transition Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on [January] , 2001 (the "Series Issuance Date") shall have as their date of authentication [January] , 2001.

      SECTION 4. Initial Principal Amount; Interest Rate; Expected Final Payment Date; Final Maturity Dates.

      The Transition Bonds of each Class of the Series 2001-1 Transition Bonds shall have the initial principal amounts, bear interest at the Interest Rates and have Expected Final Payment Dates and Final Maturity Dates as set forth below:

             Initial
            Principal                      Expected Final              Final
Class        Amount      Interest Rate      Payment Date           Maturity Date
-----        ------      -------------      ------------           -------------
A-1        $
A-2        $
A-3        $
A-4        $              LIBOR + [ ]
A-5        $

A-6        $
A-7        $
A-8        $

      The interest payable on the Series 2001-1 Transition Bonds, Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-7 and Class A-8 for any Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months or, for the initial Payment Date, the number of days (determined on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date to but excluding the initial Payment Date, divided by 360. The interest payable on the Class A-4 Bonds for any Payment Date shall be computed as set forth in Section 6(c)(2).

      Notwithstanding the foregoing, upon the termination of the Class A-4 Swap Agreement for any reason and for so long as there is no replacement Class A-4 Swap Agreement in effect, the Class A-4 Bonds shall bear interest at the fixed rate of [__] percent per annum (the "Class A-4 Gross Fixed Rate"), effective from and including the Payment Date preceding such termination. The Class A-4 Gross Fixed Rate shall be computed on the basis of a 360-day year of twelve 30-day months. At such time as the Issuer enters into a replacement Class A-4 Swap Agreement pursuant to Section 9 of this Supplement, the Class A-4 Bonds shall revert to the interest rate of LIBOR plus [0.__] percent, which rate shall accrue from and including the next Payment Date following the date such replacement Class A-4 Swap Agreement becomes effective and which shall be computed on the basis of the actual number of days elapsed and a 360-day year.

      SECTION 5. Series 2001-1 Transition Bonds, Class A-4

            (a) Upon the issuance of the Class A-4 Bonds, the Trustee will establish and maintain a Class Subaccount (the "Class A-4 Subaccount"), which the Trustee will hold in trust for the benefit of -------------------- the Holders of the Class A-4 Bonds and the Class A-4 Swap Counterparty. On the Business Day preceding each Payment Date, but subject to any proration among Series and Classes in the case of a shortfall of funds available to pay interest on the Transition Bonds pursuant to
                  Section 8.02 of the Indenture, the Trustee shall allocate ------------ to the Class A-4 Subaccount an amount equal to the Class A-4 Gross Fixed Amount with respect to such Payment Date. On that Business Day, any net amount payable by the Issuer to the Class A-4 Swap Counterparty under the Class A-4 Swap Agreement shall be paid from the Class A-4 Subaccount, and any net amount payable to the Issuer by the Class A-4 Swap Counterparty under the Class A-4 Swap Agreement shall be deposited into the Class A-4 Subaccount. On the related Payment Date, amounts in the Class A-4 Subaccount after such netting and payment shall be paid as interest to the Holders of the Class A-4 Bonds. (1)

            (b) (i) For each Payment Date the Class A-4 Fixed Gross Amount with respect to such Payment Date shall be allocated to the Class A-4 Subaccount on a pro rata basis with amounts allocated with respect to Interest payable on each of the other Classes of the Series 2001-1 Transition Bonds pursuant to Section 8.02(g)(iii) of the Indenture.

      (ii) If, on any Payment Date for any Calculation Period during which the Class A-4 Swap Agreement is in effect, there are insufficient funds in the Class A-4 Subaccount to pay the interest due to the Holders of the Class A-4 Bonds because of a failure of the Class A-4 Swap Counterparty to pay any net amount payable by the Class A-4 Swap Counterparty under the Class A-4 Swap Agreement, the Class A-4 Bondholders shall have no recourse to amounts in any other Subaccount to recover such shortfall other than from amounts subsequently paid by the Class A-4 Swap Counterparty.

      (iii) If for any Payment Date there are insufficient funds in the Class A-4 Subaccount to pay the interest due to the Holders of the Class A-4 Bonds and to pay any net amount payable to the Class A-4 Swap Counterparty by the Issuer under the Class A-4 Swap Agreement because of a shortfall of funds available for the Trustee to allocate to the Class A-4 Subaccount the full amount of the Class A-4 Fixed Gross Amount with respect to such Payment Date, amounts in the Class A-4 Subaccount shall be distributed to the Holders of the Class A-4 Bonds and the Class A-4 Swap Counterparty on a pro rata basis based on the relative amounts payable to the Swap Counterparty and the Holders of the Class A-4 Bonds.

      (iv) The Class A-4 Swap Counterparty shall be secured by the Grant made to the Trustee under clause (f) of the Granting Clause of the Indenture with respect to and to the extent of amounts on deposit in the Class A-4 Subaccount pari passu with the Holders of the Class A-4 Bonds based on the relative amounts payable to the Swap Counterparty and the Holders of the Class A-4 Bonds.

            (c) The Trustee shall calculate LIBOR in accordance with Schedule C hereto on each Class A-4 Interest Determination Date and the Trustee shall notify the Servicer, the Issuer and the Swap Counterparty of such calculation. For so long as the Class A-4 Bonds are listed on the Luxembourg Stock Exchange, the Trustee shall also notify the Luxembourg Stock Exchange and any agents in Luxembourg appointed pursuant to Section 3.02(b) of the Indenture of the rate of interest and the amount of the interest payment on the Class A-4 Bonds for each Payment Date.

      SECTION 6. Payment Dates; Expected Amortization Schedule for Principal; Interest; Overcollateralization Amount; Required Capital Amount.

            (a) Payment Dates. The Payment Dates for each Class of the Series 2001-1 Transition Bonds are March 15, June 15, September 15 and December 15 of each year or, if any such date is not a Business Day, the next succeeding Business Day, commencing on September 15, 2001 and continuing until the earlier of repayment of such Class in full and the applicable Final Maturity Date.

            (b) Expected Amortization Schedule for Principal. Unless an Event of Default has occurred and is continuing and the unpaid principal amount of all Series of Transition Bonds has been declared to be due and payable together with accrued and unpaid interest thereon, on each Payment Date the Trustee shall distribute to the Series 2001-1 Transition Bondholders of record as of the related Record Date amounts payable in respect of the Series 2001-1 Transition Bonds pursuant to
                  Section 8.02(g) of the Indenture as principal, in accordance with the Expected Amortization Schedule. Notwithstanding the foregoing, if one or more Classes did not receive principal on any prior Payment Date in accordance with the Expected Amortization Schedule, such shortfalls of principal shall be paid prior to the payment of principal scheduled to be paid on the current Payment Date and shall be paid in the order in which such amounts were scheduled to be paid previously pursuant to the Expected Amortization Schedule; provided, however, that in no event shall a principal payment pursuant to this Section 6(b) on any Class on a Payment Date be greater than the amount that reduces the Outstanding Amount of such Class of Series 2001-1 Transition Bonds to the amount specified in the Expected Amortization Schedule for such Class and Payment Date.

            (c) Interest. On each Payment Date after the initial Payment Date, interest will be payable on the Series 2001-1 Transition Bonds in an amount equal to: (1) with respect to the Series 2001-1 Transition Bonds, Class A-1, Class A-2, Class A-3, Class A-4 (to the extent interest is being paid at the Class A-4 Gross Fixed Rate), Class A-5, Class A-6, Class A-7 and Class A-8, the number of days (determined on the basis of a 360-day year of twelve 30-day months) from and including the preceding payment date to, but excluding, the current Payment Date, divided by 360, and (2) with respect to the Class A-4 Bonds (to the extent interest is being paid at the floating rate), the actual number of days since the preceding Payment Date divided by 360, times the product of:

            (i)   the applicable Interest Rate times

            (ii) the Outstanding Amount of the related Class of Transition Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the related Class of Series 2001-1 Transition Bonds on such preceding Payment Date.

            With respect to the initial Payment Date, interest will be payable in an amount equal to:

                  (1) with respect to the Series 2001-1 Transition Bonds, Class
            A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-7 and Class A-8, the number of days (determined on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date to, but excluding, the initial Payment Date, divided by 360, times the product of:

                        (a) the applicable Interest Rate for such Class times

                        (b) the original principal amount of such Class of
                  Transition Bonds as of the Series Issuance Date;

                  (2) with respect to the Class A-4 Bonds,

                        (a) LIBOR (calculated two London Banking Days before the
                  Series Issuance Date) plus [0.__]% times

                        (b) the original principal amount of the Class A-4
                  Bonds, times

                        (c) the actual number of days from and including the
                  Series Issuance Date up to and including March 14, 2001, divided by 360,

                        plus

                        (d) LIBOR (calculated two London Banking Days before
                  March 15, 2001) plus [0.__]% times

                        (e) the original principal amount of the Class A-4
                  Bonds, times

                        (f) the actual number of days from and including March
                  15, 2001 up to and including June 14, 2001, divided by 360,

            plus

                        (g) LIBOR (calculated two London Banking Days before
                  June 15, 2001) plus [0.__]% times

                        (h) the original principal amount of the Class A-4
                  Bonds, times

                        (i) the actual number of days from and including June
                  15, 2001 up to and including September 14, 2001, divided by 360.

            (d) Overcollateralization Amount. The Overcollateralization Amount for the Series 2001-1 Transition Bonds shall be as set forth in Schedule B hereto.

            (e) Required Capital Amount. The Required Capital Amount for the Series 2001-1 Transition Bonds shall be $[___________].

            (f) No Premium. No premium will be payable in connection with the early redemption of the Series 2001-1 Transition Bonds.

      SECTION 7. Authorized Denominations. The Series 2001-1 Transition Bonds shall be issuable in the Authorized Denominations.

      SECTION 8. Redemption.

            (a) Mandatory Redemption. The Series 2001-1 Transition Bonds shall not be subject to mandatory redemption.

            (b) Optional Redemption. The Issuer may redeem the Transition Bonds of Series 2001-1, at its option, on any Payment Date in accordance with Section 10.01 of the Indenture if (1) after giving effect to payments that would otherwise be made on such Payment Date, the Outstanding Amount of such Series has been reduced to less than five percent of the initial principal balance of such Series and (2) no Interest Rate Swap Agreement is in effect.

      SECTION 9. Interest Rate Swap Agreement.

      (a) Upon a termination event or event of default under the Class A-4 Swap Agreement, the Issuer shall appoint a recognized swap dealer which is a member of the International Swaps and Derivatives Association, Inc. with capital and surplus of at least $50 million (the "Swap Agent") to independently solicit, for a period not exceeding 30 days, a replacement Class A-4 Swap Counterparty (a "Replacement Counterparty"), who shall not be the Swap Agent or an Affiliate thereof. During such 30 day period, the Swap Agent shall be required to identify a Qualified Replacement Counterparty, or if a Qualified Replacement Counterparty cannot be found, the Swap Agent shall be required to identify the highest rated Replacement Counterparty available that is approved by the Holders of at least 66 2/3% of the Outstanding Amount of the Class A-4 Transition Bonds (an "Approved Replacement Counterparty"). In any case, if there is more than one available Qualified Replacement Counterparty or Approved Replacement Counterparty, as applicable, with the same credit rating, the Swap Agent shall select that prospective Qualified Replacement Counterparty or Approved Replacement Counterparty, as applicable, offering the terms with the lowest overall cost to the Issuer.

      (b) If the Swap Agent is successful in identifying a Qualified Replacement Counterparty or Approved Replacement Counterparty, upon the termination of the Class A-4 Swap Agreement, the Issuer shall execute a replacement Class A-4 Swap Agreement with such Replacement Counterparty having substantially the same terms as the Class A-4 Swap Agreement being replaced, effective as of the Payment Date immediately following such execution. Any amounts paid by such Replacement Counterparty in connection with its entering into such replacement Class A-4 Swap Agreement shall be paid to the terminated Class A-4 Swap Counterparty, and any termination payment or other similar amount paid to the Issuer by the terminated Class A-4 Swap Counterparty in accordance with the terms of the Swap Agreement shall first be used to make any payment required to be made to a Replacement Counterparty under an Interest Rate Swap Agreement and then to the extent not so used shall be deposited into the Class A-4 Subaccount and paid to the Holders of the Class A-4 Transition Bonds on the next Payment Date, pro rata based on the principal amount held by each Holder.

      (c) If a Qualified Replacement Counterparty or an Approved Replacement Counterparty has not been obtained, the Swap Agent shall be required to renew such search every three months thereafter until a Qualified Replacement Counterparty or Approved Replacement Counterparty has been identified and approved and a replacement Class A-4 Swap Agreement has been entered into in the manner set forth in clauses (a) and (b) above.

      (d) If a termination event or a event of default occurs and is continuing under the Class A-4 Swap Agreement, the Trustee may, and at the direction of the Holders of at least 66 b% of the Outstanding Amount of the Class A-4 Bonds shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Class A-4 Swap Counterparty and any right of the Issuer to take this action shall be suspended.

      (e) The Class A-4 Swap Agreement may be amended with the consent of the Trustee and the Class A-4 Swap Counterparty, upon prior notice to the Rating Agencies; provided that such amendment may not adversely affect in any material respect the interests of the Holders of Class A-4 Bonds unless the Holders of at least 66 b% of the Outstanding Amount of the Class A-4 Bonds direct the Trustee to consent to such amendment. Moreover, such amendment may not adversely affect in any material respect the interests of the Holders of any other Series or Class of Transition Bonds or any counterparty to any other Hedge Agreement or Interest Rate Swap Agreement without the consent of the Holders of 66 b% of the Outstanding Amount of all of such other Series or Classes, and each counterparty to any other Hedge Agreement or Interest Rate Swap Agreement, materially and adversely affected thereby.

      (f) Except as provided in the Class A-4 Swap Agreement with respect to any swap counterparty downgrade event or payment default by the Class A-4 Swap Counterparty, with respect to any action proposed by the Issuer to amend, modify, waive, supplement or surrender the terms of the Class A-4 Swap Agreement, or waive timely performance or observance by the Class A-4 Swap Counterparty under the Class A-4 Swap Agreement, in a way which would materially and adversely affect the interests of the Holders of the Class A-4 Bonds, the Issuer shall provide prior notice to the Rating Agencies. Thereafter, the Issuer will consent to such proposed action only with the consent of (i) the Holders of at least 66 b% of the Outstanding Amount of the Class A-4 Bonds and (ii) the Holders of at least 66 b% of the Outstanding Amount of all of such other Series or Classes, and each counterparty to any other Hedge Agreement or Interest Rate Swap Agreement, materially and adversely affected thereby.

      (g) Notwithstanding the foregoing clause (f), upon a swap counterparty Downgrade Event or payment default by the Class A-4 Swap Countparty under the Class A-4 Swap Agreement, the Issuer shall not consent to any Approved Replacement Counterparty that fails to satisfy the Required Ratings, continue with a downgraded Class A-4 Counterparty notwithstanding the failure timely to identify a Qualified Replacement Counterparty or Approved Replacement Counterparty, as provided in the Class A-4 Swap Agreement, or waive a payment default by the Class A-4 Swap Counterparty within the time periods prescribed in the Class A-4 Swap Agreement, except as directed by the Holders of at least 66 b% of the Outstanding Amount of the Class A-4 Bonds.

      SECTION 10. Credit Enhancement. No credit enhancement (other than the Overcollateralization Amount, the Required Capital Amount and any adjustments to the Transition Bond Charge approved by the BPU as contemplated in the Servicing Agreement) is provided for the Series 2001-1 Transition Bonds.

      SECTION 11. Delivery and Payment for the Series 2001-1 Transition Bonds; Form of the Series 2001-1 Transition Bonds. The Trustee shall deliver the Series 2001-1 Transition Bonds to the Issuer when authenticated in accordance with
Section 2.02 of the Indenture. The Series 2001-1 Transition Bonds of each Class shall be in the form of Exhibits A through H hereto.

      SECTION 12. Administration Fee. The Administrator shall be paid by the Issuer a fee of $31,250 on each Payment Date with respect to the Series 2001-1 Transition Bonds.

      SECTION 13. Listing Agent, Paying Agent, Transfer Agent. For so long as any Series 2001-1 Transition Bonds are listed on the Luxembourg Stock Exchange and the rules and regulations of such exchange so require, the Issuer shall retain a listing agent, a transfer agent and a paying agent in Luxembourg appointed pursuant to Section 3.02(b) of the Indenture.

      SECTION 14. Confirmation of Indenture. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken, and construed as one and the same instrument.

      SECTION 15. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      SECTION 16. Governing Law. This Supplement shall be construed in accordance with the laws of the State of New Jersey, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. SECTION 1.

      IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                            PSE&G TRANSITION FUNDING LLC,
                                              as Issuer



                                            By: _________________________
                                                Name:
                                                Title:  Manager



                                            THEBANK OF NEW YORK,
                                               not in its individual
                                               capacity but solely
                                               as Trustee on behalf
                                               of the Transition
                                               Bondholders,




                                            By: _________________________
                                                Name:
                                                Title: Assistant Vice President

                                   SCHEDULE A
                         Expected Amortization Schedule
                          Outstanding Principal Balance

                    All amounts are in United States Dollars


Payment Date    Class A-1    Class A-2    Class A-3    Class A-4    Class A-5    Class A-6    Class A-7      Class A-8
-----------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE B
                  Required Overcollateralization Level Schedule

                                   SCHEDULE C
                              Calculation of LIBOR

      (a) On the Class A-4 Interest Determination Date immediately preceding the first day of each applicable Calculation Period, the Trustee will determine LIBOR based on the offered rate for deposits in United States dollars for the applicable period, commencing on the first day of that Calculation Period that appears on page 3750 of the Telerate Services as of 11:00 a.m., London time, on such Class A-4 Interest Determination Date (the "Telerate Page"). If no offered rate appears on the Telerate Page, LIBOR for such Calculation Period will be determined as described in clause (b) below.

      (b) With respect to an Class A-4 Interest Determination Date on which no offered rate appears on the Telerate Page, the Trustee will request each of four major banks in the London interbank market, selected by the Trustee, to provide the Trustee with its offered quotation for deposits in United States dollars for the applicable Calculation Period, commencing on the second London Banking Day immediately following that Class A-4 Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Class A-4 Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time for the applicable period. If at least two such quotations are provided, LIBOR for such Calculation Period will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR for that Calculation Period will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. in the City of New York, on that Class A-4 Interest Determination Date by major banks in the City of New York selected by the Trustee for loans in United States dollars to leading European banks, for the Calculation Period commencing on the second London Banking Day immediately following that Class A-4 Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time.

      (c) If LIBOR cannot be determined in accordance with clauses (a) or (b) above, then LIBOR will be determined to be the same as the rate which applied during the previous Calculation Period or, in the case of any failure to determine LIBOR on either of the two Class A-4 Interest Determination Dates preceding the first Payment Date, the rate which was calculated by the Trustee on the first Class A-4 Interest Determination Date.

Exhibit A to Series Supplement

                                  Form of Bond

REGISTERED                                                   $

No. R-                                             CUSIP NO. ______________


SEE REVERSE FOR CERTAIN DEFINITIONS

      THE PRINCIPAL OF THIS CLASS A-1 TRANSITION BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 TRANSITION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS CLASS A-1 TRANSITION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE SERIES 2001-1, CLASS A-1 TRANSITION BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED SATES OR ANY STATE OF THE UNITED STATES. TRANSFERS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS IN THE CLEARING AGENCY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

PSE&G TRANSITION FUNDING LLC

TRANSITION BONDS, SERIES 2001-1, CLASS A-1.


Interest                 Original Principal            Expected Final
Rate                           Amount          Payment Date        Maturity Date

%                        $

      PSE&G Transition Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to
Section 8.02(g) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date, to pay the entire unpaid principal hereof on the Final Maturity Date and to pay interest, at the Interest Rate shown above at a fixed rate, on each March 15, June 15, September 15 and December 15, and if any such day is not a Business Day, the next succeeding Business Day, commencing on September 15, 2001 and continuing until the earlier of the payment of the principal hereof and the Final Maturity Date (each a "Payment Date"), on the principal amount of this Class A-1 Transition Bond outstanding from time to time. Interest will be computed (i) for the first Payment Date on the basis of the actual number of days elapsed (determined on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date, to but excluding such Payment Date, and a 360-day year and (ii) for each succeeding Payment Date on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Series 2001-1, Class A-1 Transition Bond shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Series 2001-1, Class A-1 Transition Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Transition Bond shall be applied first to interest due and payable on this Class A-1 Transition Bond as provided above and then to the unpaid principal of this Class A-1 Transition Bond, all in the manner set forth in Section 8.02(g) of the Indenture.

      Reference is made to the further provisions of this Class A-1 Transition Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Transition Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Transition Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

Dated:  [              ], 2001



                                                  PSE&G TRANSITION FUNDING LLC


                                                  By: ________________________
                                                      Name:
                                                      Title: Manager

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: [              ], 2001

      This is one of the Class A-1 Transition Bonds of the Series 2001-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.



                                           THE BANK OF NEW YORK,
                                             not in its individual capacity but
                                             solely as Trustee on behalf of the
                                             Transition Bondholders,


                                           By: _______________________
                                               Name:
                                               Title:

REVERSE OF TRANSITION BOND

      This Series 2001-1, Class A-1 Transition Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes. The Series 2001-1 Transition Bonds consist of eight Classes, including the Class A-1 Transition Bonds (herein called the "Class A-1 Transition Bonds"). The Class A-1 Transition Bonds have been issued under an indenture dated as of [January] , 2001, and a series supplement thereto dated as of [January] , 2001 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-1 Transition Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-1 Transition Bonds, the other Classes of Series 2001-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

      The principal of this Class A-1 Transition Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

            (i) an Event of Default has occurred and be continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

            (ii) the Issuer, at its option, has called for the redemption of the Series 2001-1 Transition Bonds in whole pursuant to Section 8(b) of the Series Supplement and Section 10.01 of the Indenture.

However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(g) of the Indenture. The entire unpaid principal amount of this Series 2001-1, Class A-1 Transition Bond shall be due and payable on the earlier of the Final Maturity Date hereof and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Transition Bonds shall be made pro rata to the Class A-1 Transition Bondholders entitled thereto based on the respective principal amounts of the Series 2001-1, Class A-1 Transition Bonds held by them.

      Payments of interest on this Class A-1 Transition Bond due and payable on each Payment Date, together with the instalment of principal payable on this Class A-1 Transition Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-1 Transition Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Series Supplement, except that with respect to Class A-1 Transition Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal payable with respect to this Class A-1 Transition Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-1 Transition Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Transition Bond (or any one or more predecessor to such Transition Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Transition Bond and of any Class A-1 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Transition Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-1 Transition Bond and shall specify the place where this Series 2001-1, Class A-1 Transition Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-1 Transition Bond at the Interest Rate for Class A-1 to the extent lawful.

         As provided in the Indenture, the Class A-1 Transition Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in
Section 8(b) of the Series Supplement.

      This Class A-1 Transition Bond is a Transition Bond as such term is defined in the Competition Act. Principal and interest due and payable on this Transition Bond are payable from and secured primarily by bondable transition property created and established by a bondable stranded cost rate order issued by the State of New Jersey Board of Public Utilities pursuant to the Competition Act. Bondable transition property consists of the irrevocable right to impose and collect certain non-bypassable charges (defined in the Competition Act as "transition bond charges") to be included in electric utility bills of all electric service retail customers of Public Service Electric and Gas Company, a New Jersey electric utility.

      The Competition Act provides that:

      "The State of New Jersey does hereby pledge and agree with the holders of any transition bonds issued under the authority of this Act, with the pledgee, owner or assignee of bondable transition property, with any financing entity which has issued transition bonds with respect to which a bondable stranded costs rate order has been issued and with any person who may enter into agreements with an electric public utility or an assignee or pledgee thereof or a financing entity pursuant to this act, that the State will not limit, alter or impair any bondable transition property or other rights vested in an electric public utility or an assignee or pledgee thereof or a financing entity or vested in the holders of any transition bonds pursuant to a bondable stranded costs rate order until such transition bonds, together with the interest and acquisition or redemption premium, if any, thereon, are fully paid and discharged or until such agreements are fully performed on the part of the electric public utility, any assignee or pledgee thereof or the financing entity or in any way limit, alter, impair or reduce the value or amount of the bondable transition property approved by a bondable stranded costs rate order . . .".

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Transition Bond may be registered in the Transition Bond Register upon surrender of this Class A-1 Transition Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-1 Transition Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Transition Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-1 Transition Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-1 Transition Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-1 Transition Bond and for all other purposes whatsoever, whether or not this Class A-1 Transition Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Transition Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Transition Bond and of any Class A-1 Transition Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Transition Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Series 2001-1, Class A-1 Transition Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-1 Transition Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-1 Transition Bond and the Indenture shall be construed in accordance with the laws of the State of New Jersey, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-1 Transition Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Transition Bond at the times and rate and in the currency herein prescribed.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


(name and address of assignee)


the within Class A-1 Transition Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                         (name and address of appointee)


attorney, to transfer said Class A-1 Transition Bond on the books kept for registration thereof, with full power of substitution in the premises.


Dated:


_____________                       _________________________________*
                                    Signature Guaranteed:


_____________                       _________________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Transition Bond in every particular, without alteration, enlargement or any change whatsoever.

                         Exhibit D to Series Supplement

                                  Form of Bond

REGISTERED                                             $

No. R-                                                 CUSIP NO._______________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      THE PRINCIPAL OF THIS CLASS A-4 BOND WILL BE PAID IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-4 BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE HOLDER OF THIS CLASS A-4 BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE CLASS A-4 BONDS, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. TRANSFERS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS IN THE CLEARING AGENCY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL TRANSITION BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

                          PSE&G TRANSITION FUNDING LLC

                   TRANSITION BONDS, SERIES 2001-1, CLASS A-4.

Interest           Original Principal                    Expected Final
Rate                      Amount               Payment Date        Maturity Date

LIBOR + [  ]%     $

      PSE&G Transition Funding LLC, a limited liability company formed and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the Registered Holder hereof, or registered assigns, the Original Principal Amount shown above in quarterly instalments on the Payment Dates (as defined below) and in the amounts specified on the reverse hereof or, if less, the amounts determined pursuant to
Section 8.02(g) of the Indenture, in each year, commencing on the date determined as provided on the reverse hereof and ending on or before the Final Maturity Date, to pay the entire unpaid principal hereof on the Final Maturity Date and to pay interest, at the Interest Rate which is a floating rate of LIBOR plus [ ]% per annum, on each March 15, June 15, September 15 and December 15, and if any such day is not a Business Day, the next succeeding Business Day, commencing on September 15, 2001 and continuing until the earlier of the payment of the principal hereof and the Final Maturity Date (each, a "Payment Date"), on the principal amount of this Class A-4 Bond outstanding on such Payment Date, after giving effect to any payments of principal made on such Payment Date. Interest will be computed for each Payment Date after the initial Payment Date on the basis of a 360-day year of twelve 30-day months. In addition, on September 15, 2001 (the initial Payment Date), the Issuer promises, subject to the terms of the Indenture, to pay interest in the amount of (i) LIBOR plus [ ]% multiplied by the number of days from and including the Series Issuance Date to but excluding March 15, 2001 divided by 360, multiplied by the Original Principal Amount of the Class A-4 Bonds, plus (ii) LIBOR plus [ ]% multiplied by the number of days from and including March 15, 2001 to but excluding June 15, 2001, divided by 360, multiplied by the Original Principal Amount of the Class A-4 Bonds, plus (iii) LIBOR plus [ ]% multiplied by the number of days from and including June 15, 2001, to but excluding September 15, 2001, divided by 360, multiplied by the Original Principal Amount of the Class A-4 Bonds.

      Notwithstanding the foregoing, upon the termination of the Class A-4 Swap Agreement for any reason and for so long as there is no replacement Class A-4 Swap Agreement in effect, the Interest Rate for the Class A-4 Bonds shall be the fixed rate of [__] percent per annum (the "Class A-4 Gross Fixed Rate"), effective from and including the Payment Date preceding such termination. The Class A-4 Gross Fixed Rate shall be computed on the basis of a 360-day year of twelve 30-day months or, for the initial Payment Date, the number of days (calculated on the basis of a 360-day year of twelve 30-day months) from and including the Series Issuance Date to but excluding the initial Payment Date. At such time as the Issuer enters into a replacement Class A-4 Swap Agreement pursuant to Section 9 of the Series Supplement, the Class A-4 Bonds shall revert to the Interest Rate of LIBOR plus [ ] %, effective as of the next Payment Date following the date of such replacement Class A-4 Swap Agreement and computed on the basis of the actual number of days elapsed and a 360-day year. Principal of and interest on this Class A-4 Bond shall be paid in the manner specified on the reverse hereof.

      Upon the termination of the Class A-4 Swap Agreement and payment by the Class A-4 Swap Counterparty of any termination payment or other similar amount to the Issuer in accordance with the terms of the Class A-4 Swap Agreement, such amount shall be deposited directly into the Class A-4 Class Subaccount and first used to make any payment required to be made to a Replacement Counterparty and then to the extent not so used, shall be paid to the Holders of the Class A-4 Bonds on the next Payment Date, pro rata based on the principal amount held by each Holder.

      The principal of and interest on this Class A-4 Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-4 Bond shall be applied first to interest due and payable on this Class A-4 Bond as provided above and then to the unpaid principal of this Class A-4 Bond, all in the manner set forth in Section 8.02(g) of the Indenture.

      Reference is made to the further provisions of this Class A-4 Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-4 Bond.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-4 Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an authorized Manager of the Issuer.

Dated:  [              ], 2001



                                                 PSE&G TRANSITION FUNDING LLC


                                                 By:________________________
                                                    Name:
                                                    Title: Manager

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: [              ], 2001

         This is one of the Class A-4 Bonds of the Series 2001-1 Transition Bonds, designated above and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                              not in its individual capacity but
                                              solely as Trustee on behalf of the
                                              Transition Bondholders,


                                            By: _____________________________
                                                Name:
                                                Title:

                           REVERSE OF TRANSITION BOND

      This Class A-4 Bond is one of a duly authorized issue of Transition Bonds of the Issuer, designated as its Transition Bonds (herein called the "Transition Bonds"), issued and to be issued in one or more Series, which Series are issuable in one or more Classes. The Series 2001-1 Transition Bonds consist of eight Classes, including the Series 2001-1 Transition Bonds, Class A-4 (herein called the "Class A-4 Bonds"). The Class A-4 Bonds have been issued under an indenture dated as of [January] , 2001, and a series supplement thereto dated as of [January] , 2001 (such series supplement, as supplemented or amended, the "Series Supplement" and, collectively with such indenture, as supplemented or amended, the "Indenture"), each between the Issuer and The Bank of New York, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the Collateral pledged, the nature and extent of the security, the respective rights, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Transition Bonds and the terms and conditions under which additional Transition Bonds may be issued. All terms used in this Class A-4 Bond that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in the Indenture.

      The Class A-4 Bonds, the other Classes of Series 2001-1 Transition Bonds and any other Series of Transition Bonds issued by the Issuer are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

      The principal of this Class A-4 Bond shall be payable on each Payment Date only to the extent that amounts in the Collection Account are available therefor, and only until the outstanding principal balance thereof on such Payment Date (after giving effect to all payments of principal, if any, made on such Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier either because

            (i) an Event of Default has occurred and is continuing and the Trustee or the Holders of Transition Bonds representing not less than a majority of the Outstanding Amount of the Transition Bonds of all Series have declared the Transition Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture, or

            (ii) the Issuer, at its option, has called for the redemption of the Series 2001-1 Transition Bonds in whole pursuant to Section 8(b) of the Series Supplement and Section 10.01 of the Indenture.

However, actual principal payments may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02(g) of the Indenture. The entire unpaid principal amount of this Class A-4 Bond shall be due and payable on the earlier of the

Final Maturity Date hereof and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Transition Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders of the Transition Bonds of all Series representing not less than a majority of the Outstanding Amount of the Transition Bonds have declared the Transition Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. If the Transition Bonds are accelerated and the Bondable Transition Property is liquidated in accordance with the Indenture, the proceeds of such liquidation which are allocated to the Class A-4 Subaccount will be allocated between and paid to the Holders of the Class A-4 Transition Bonds and the Swap Counterparty, pro rata, based on the aggregate amount of principal and interest due and payable on the Class A-4 Transition Bonds and the aggregate amount payable to the Swap Counterparty in accordance with the Interest Rate Swap Agreement. All principal payments on the Class A-4 Bonds shall be made pro rata to the Class A-4 Bondholders entitled thereto based on the respective principal amounts of the Class A-4 Bonds held by them.

      Payments of interest on this Class A-4 Bond due and payable on each Payment Date, together with the instalment of principal payable on this Class A-4 Bond on such Payment Date shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Class A-4 Bond (or one or more predecessor of such Transition Bond) in the Transition Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Series Supplement, except that with respect to Class A-4 Bonds registered on the Record Date in the name of a Clearing Agency, payments will be made by wire transfer in immediately available funds to the account designated by such Clearing Agency and except for the final instalment of principal payable with respect to this Class A-4 Bond on a Payment Date which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears in the Transition Bond Register as of the applicable Record Date without requiring that this Class A-4 Bond be submitted for notation of payment. Any reduction in the principal amount of this Class A-4 Bond (or any one or more predecessor to such Transition
Bond) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-4 Bond and of any Class A-4 Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-4 Bond on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the second preceding Record Date to such Payment Date by notice mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable to the Registered Holder hereof as of the Record Date immediately preceding such final Payment Date and only upon presentation and surrender of this Class A-4 Bond and shall specify the place where this Class A-4 Bond may be presented and surrendered for payment of such instalment.

      The Issuer shall pay interest on overdue instalments of interest on this Class A-4 Bond at the Interest Rate for Class A-4 in any lawful manner, subject to the availability of such amounts in the Class A-4 Subaccount.

      As provided in the Indenture, the Class A-4 Bonds may be redeemed, in whole, but not in part, in certain circumstances as provided in Section 8(b) of the Series Supplement.

      This Class A-4 Bond is a Transition Bond as such term is defined in the Competition Act. Principal and interest due and payable on this Transition Bond are payable from and secured primarily by bondable transition property created and established by a bondable stranded cost rate order issued by the State of New Jersey Board of Public Utilities pursuant to the Competition Act. Bondable transition property consists of the irrevocable right to impose and collect certain non-bypassable charges (defined in the Competition Act as "transition bond charges") to be included in electric utility bills of all electric service retail customers of Public Service Electric and Gas Company, a New Jersey electric utility.

      The Competition Act provides that:

      "The State of New Jersey does hereby pledge and agree with the holders of any transition bonds issued under the authority of this Act, with the pledgee, owner or assignee of bondable transition property, with any financing entity which has issued transition bonds with respect to which a bondable stranded costs rate order has been issued and with any person who may enter into agreements with an electric public utility or an assignee or pledgee thereof or a financing entity pursuant to this act, that the State will not limit, alter or impair any bondable transition property or other rights vested in an electric public utility or an assignee or pledgee thereof or a financing entity or vested in the holders of any transition bonds pursuant to a bondable stranded costs rate order until such transition bonds, together with the interest and acquisition or redemption premium, if any, thereon, are fully paid and discharged or until such agreements are fully performed on the part of the electric public utility, any assignee or pledgee thereof or the financing entity or in any way limit, alter, impair or reduce the value or amount of the bondable transition property approved by a bondable stranded costs rate order . . . ".

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-4 Bond may be registered in the Transition Bond Register upon surrender of this Class A-4 Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an Eligible Guarantor Institution, and thereupon one or more new Class A-4 Bonds of any Authorized Denominations and in the same aggregate initial principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-4 Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange.

      Prior to the due presentment for registration of transfer of this Class A-4 Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A-4 Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and interest on this Class A-4 Bond and for all other purposes whatsoever, whether or not this Class A-4 Bond may be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Transition Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Transition Bonds representing a majority of the Outstanding Amount of all Transition Bonds at the time Outstanding of each Series or Class to be affected and upon satisfaction of the Rating Agency Condition. The Indenture also contains provisions permitting the Holders of Transition Bonds representing specified percentages of the Outstanding Amount of the Transition Bonds of all Series, on behalf of the Holders of all the Transition Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-4 Bond (or any one of more predecessor of such transition bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-4 Bond and of any Class A-4 Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-4 Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Transition Bonds issued thereunder.

      The term "Issuer" as used in this Class A-4 Bond includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Transition Bonds under the Indenture.

      The Class A-4 Bonds are issuable only in registered form in Authorized Denominations as provided in the Indenture and the Series Supplement, subject to certain limitations therein set forth.

      This Class A-4 Bond and the Indenture shall be construed in accordance with the laws of the State of New Jersey, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Class A-4 Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-4 Bond at the times and rate and in the currency herein prescribed.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___


                         (name and address of assignee)


the within Class A-4 Bond and all rights thereunder, and hereby irrevocably constitutes and appoints


                         (name and address of appointee)


attorney, to transfer said Class A-4 Bond on the books kept for registration thereof, with full power of substitution in the premises.


Dated:

___________________                 _______________________________________*
                                    Signature Guaranteed:


___________________                 _______________________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-4 Bond in every particular, without alteration, enlargement or any change whatsoever.

                                   SCHEDULE I

                     SCHEDULED OVERCOLLATERALIZATION LEVELS